As filed with the Securities and Exchange Commission on November 30, 1998
                                       Registration Nos. 333-45675 and 811-08631

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]
         Pre-Effective Amendment No. ___                                    [ ]
         Post-Effective Amendment No. 1                                     [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]
         Amendment No. 3                                                    [X]

                               EUCLID MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)
                          900 Third Avenue - 31st Floor
                            New York, New York 10022
               (Address of Principal Executive Offices) (Zip code)
       Registrant's Telephone Number, including Area Code: (212) 451-1100

                           EUGENE J. GLASER, President
                               Euclid Advisors LLC
                          900 Third Avenue - 31st Floor
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                                    Copy to:
                             PAUL S. SCHREIBER, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                            New York, New York 10022

 It is proposed that this filing will become effective (check appropriate box)
     |_| immediately upon filing pursuant to paragraph (b)
     |X| on November 30, 1998 pursuant to paragraph (b)
     |_| 60 days after filing pursuant to paragraph (a)(1)
     |_| on (date) to paragraph (a)(1)
     |_| 75 days after filing pursuant to paragraph (a)(2)
     |_| on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
      |_| this post-effective amendment designates a new effective date for a previously file post-effective amendment.

                       DECLARATION PURSUANT TO RULE 24f-2
  Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, the Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933, as amended.

                               EUCLID MUTUAL FUNDS
                                    CONTENTS

This Registration Statement on Form N-1A consists of the following:

1.       Facing Sheet

2.       Contents

3.       Cross-Reference Sheet

4.       Part A - Prospectus for all shares of Euclid Market Neutral Fund

5. Part B - Statement of Additional Information for all shares of Euclid Market Neutral Fund

6.       Part C - Other Information

7.       Signature Sheet

8.       Exhibits

                               EUCLID MUTUAL FUNDS

         Cross-Reference Sheet pursuant to Rule 495(a) for all shares of
                           Euclid Market Neutral Fund


Form N-1A
================================================================================
ITEM NO.                                  LOCATION
--------------------------------------------------------------------------------
Part A                                    Prospectus
--------------------------------------------------------------------------------
1.  Cover Page                            Cover
--------------------------------------------------------------------------------
2.  Synopsis                              Cover
                                          Fee Table
--------------------------------------------------------------------------------
3.  Condensed Financial Information       Not Applicable
--------------------------------------------------------------------------------
4.  General Description of Registrant     Cover
                                          Our General Investment Philosophy and
                                            Strategy;
                                          Investment Objective;
                                          Organization of the Fund;
                                          Other Investment Policies;
                                          Risk Factors
--------------------------------------------------------------------------------
5.  Management of the Registrant          Organization of the Fund
                                          The Manager and Management Fee;
                                          Cover;
                                          The Portfolio Manager;
                                          How to Invest in the Fund;
                                          How to Sell Your Fund Shares
--------------------------------------------------------------------------------
5A. Management's Discussion of            Advisor's Prior Performance
    Fund Performance                      Fund Performance Information
--------------------------------------------------------------------------------
6.  Capital Stock and Other Securities    Some Things You Should Know Above
                                            Euclid Market Neutral Fund;
                                          Organization of the Fund;
                                          Choosing Among Classes When Purchasing
                                             Shares;
                                          Cover;
                                          Distributions and Taxes
--------------------------------------------------------------------------------
7.  Purchase of Securities Being Offered  Fee Table;
                                          Cover;
                                          Net Asset Value;
                                          Choosing Among Classes When Purchasing
                                             Shares;
                                          How to Invest in the Fund;
                                          The Distributor;
                                          Exchange Privilege;
--------------------------------------------------------------------------------
8.  Redemption or Repurchase              How to Sell Your Fund Shares;
                                          Exchange Privilege;
                                          Choosing Among Classes When Purchasing
                                             Shares;
                                          Fee Table
--------------------------------------------------------------------------------
9.  Legal Proceedings                     Not Applicable
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Part B - Statement of Additional Information
--------------------------------------------------------------------------------
10. Cover Page                            Cover
--------------------------------------------------------------------------------
11. Table of Contents                     Table of Contents
--------------------------------------------------------------------------------
12. General Information and History       Not Applicable
--------------------------------------------------------------------------------
13. Investment Objectives and Policies    Investment Objectives and Policies;
                                          Investment Restrictions;
                                          Other Investment Policies
--------------------------------------------------------------------------------
14. Management of the Fund                Trustees and Officers of the Trust
--------------------------------------------------------------------------------
15. Control Persons and Principal         Control Persons and Principal Holders
      Holders of Securities                  of Securities
--------------------------------------------------------------------------------
16. Investment Advisory and Other         Investment Management and
      Services                               Other Services;
                                          Trustees and Officers of the Trust
--------------------------------------------------------------------------------
17. Brokerage Allocation and Other        Portfolio Transactions and Brokerage
      Practices
--------------------------------------------------------------------------------
18. Capital Stock and Other Securities    Purchase and Redemption of Shares
--------------------------------------------------------------------------------
19. Purchase, Redemption and Pricing of   Purchase and Redemption of Shares;
      Securities Being Offered            Reinstatement Privilege;
                                          Involuntary Redemptions;
                                          Exchange Privilege;
                                          Retirement Plans;
                                          Net Asset Value and Taxes
--------------------------------------------------------------------------------
20. Tax Status                            Net Asset Value and Taxes
--------------------------------------------------------------------------------
21. Underwriters                          Investment Management and
                                             Other Services
--------------------------------------------------------------------------------
22. Calculation of Performance Data       Yield and Performance Information
--------------------------------------------------------------------------------
23. Financial Statements                  Financial Statements
--------------------------------------------------------------------------------

Part C - Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement on Form N-1A.
================================================================================

[GRAPHIC LOGO
NOT INCLUDED OF                 INVESTMENT MANAGER
EUCLID MUTUAL FUNDS             Euclid Advisors LLC
900 Third Avenue                   900 Third Avenue, 31st Floor
New York, NY  10022-4728]       New York, New York 10022-4728

                                PRINCIPAL DISTRIBUTOR
                                Zweig Securities Corp.
                                   900 Third Avenue, 31st Floor
                                New York, New York 10022-4728

                                CUSTODIAN
                                The Bank of New York
                                  48 Wall Street
                                New York, New York 10015

                                TRANSFER AGENT AND DIVIDEND PAYING AGENT
                                State Street Bank and Trust Company
                                  225 Franklin Street
                                Boston, Massachusetts 02110

                                COUNSEL
                                Shearman & Sterling
                                  599 Lexington Avenue
                                New York, New York 10022

                                INDEPENDENT ACCOUNTANTS
                                PriceWaterhouseCoopers L.L.P.
                                  1301 Avenue of the Americas
                                New York, New York 10019

                                No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Investment Manager or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                       For more information, contact your
                financial advisor or call us at 1.800.272.2700.

                                        Visit our website at www.euclidfunds.com

                                         (c) Zweig Securities Corp. Member NASD.
                                            Printed on recycled paper. TPMN 9807

                                                               November 30, 1998

                                   PROSPECTUS

                           EUCLID MARKET NEUTRAL FUND

                    Euclid Market Neutral Fund (the "Fund") seeks to increase the value of your investment (capital appreciation) in bull markets and in bear markets while maintaining minimal exposure to general market risk by always having both long and short positions in equity securities.

                    The Fund utilizes proprietary stock selection models that are designed to predict relative performance of stocks. The Euclid Market Neutral Fund strives to profit by buying stocks that are ranked favorably (and therefore deemed likely to outperform) and by selling short stocks that are ranked poorly (and therefore deemed likely to underperform).

                    It is expected that the Fund's performance will have little correlation with the direction of the stock market. The Fund seeks a total return greater than the return on 3-month U.S. Treasury Bills. For a description of the risks of an investment in the Fund and the differences between an investment in the Fund and in 3-month Treasury Bills, see "Investment Objective" and "Risk Factors."

                    Shares of the Fund are not deposits or obligations of, or guaranteed, endorsed or insured by, any entity or person, including the U.S. Government and the Federal Deposit Insurance Corporation.

                    The Fund is the first of a series of Euclid Mutual Funds, a Delaware business trust (the "Trust"). The Trust is an open-end, diversified management investment company.

                    Call your financial advisor or write us at 900 Third Avenue, New York, NY 10022-4728, or call 1-800-272-2700 for more information.

                    This prospectus will help you learn more about the Fund. Please read it carefully before you invest, and keep it for future reference.

                    Our Statement of Additional Information (SAI) dated November 30, 1998, as may be amended from time to time, includes more information about the Fund's policies and procedures. You can obtain a free copy by calling 1-800-272- 2700. It has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Commission maintains a World Wide Web site at http://www.sec.gov that contains the SAI and other information regarding the Trust.

                    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         SOME THINGS YOU SHOULD KNOW ABOUT EUCLID MARKET NEUTRAL FUND

         o The Fund is designed for investors who intend to invest for the long term, not for investors who intend to liquidate their investment after a short period of time.

         o There are risks associated with investing in the Fund, including the possible loss of capital. See "Risk Factors."

         o The Fund offers four classes of shares. Before purchasing, you should determine which class is right for you. More information about the classes of shares appears under the heading "Choosing Among Classes When Purchasing Shares."

         o Euclid Advisors LLC (the "Manager") is the investment manager of the Fund. The Manager is a subsidiary of Zweig/Glaser Advisers. Zweig Securities Corp. is the distributor of the Fund's shares.

  TABLE OF CONTENTS

  ABOUT THE FUND

    Fee Table                                                               3

    Financial Highlights                                                    3

    Investment Objective                                                    4

    Our General Investment Philosophy and Strategy                          4

    Other Investment Policies                                               4

    The Portfolio Manager                                                   5

    Risk Factors                                                            5

    Year 2000 Preparedness                                                  7

    Advisor's Prior Performance                                             7

    Fund Performance Information                                            8

  ABOUT YOUR ACCOUNT

    Choosing Among Classes When Purchasing Shares                           9

    How to Invest in the Fund                                              12

    How To Sell Your Fund Shares                                           13

    Exchange Privilege                                                     14

    Net Asset Value                                                        14

    Distributions and Taxes                                                14

  OTHER INFORMATION

    The Distributor                                                        15

    The Manager and Management Fee                                         15

    Organization of the Fund                                               15

FEE TABLE

Mutual fund investors bear two types of expenses: transaction expenses and operating expenses. You pay transaction expenses when you buy shares in the Fund. The Fund as a whole pays operating expenses, which reduce the Fund's annual return to you.

The table below is designed to assist you in understanding the various costs and expenses you will bear. The examples do not represent past or future expense levels, which may be greater or less than those shown. The amount for "Other Expenses" is based on expenses for the first year. Federal regulations require the examples to assume a 5% annual return, but actual annual returns may vary.

SHAREHOLDER TRANSACTION EXPENSES                    CLASS A        CLASS B        CLASS C        CLASS I
--------------------------------                    -------        -------        -------        -------
Maximum Initial Sales Charge on purchases
(as % of Offering Price)                              5.50%        None            None          None

Maximum Contingent Deferred Sales Charge (CDSC)
(as % of redemption proceeds)                         None*        5.00%**         1.25%***      None


   * A 1% CDSC is imposed on redemptions within 18 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Quantity Discounts on Class A Shares."
  ** The maximum CDSC is imposed on Class B Shares redeemed in the first year; thereafter, the CDSC declines (See "Class B Shares").
 *** The CDSC on Class C Shares applies only if redemption occurs in the first year.

                                                                                  ------------------------  ------------------------
                                                                                  EXAMPLE: YOU WOULD PAY    EXAMPLE: YOU WOULD PAY
                                                                                  THE FOLLOWING EXPENSES*   THE FOLLOWING EXPENSES*
                                         ANNUAL FUND OPERATING EXPENSES           ON A $1,000 INVESTMENT    ON A $1,000 INVESTMENT
                                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)      ASSUMING                  ASSUMING
                                                                                  (A) 5% ANNUAL RETURN AND  (A) 5% ANNUAL RETURN AND
                                                                  TOTAL FUND      (B) REDEMPTION AT THE     (B) NO REDEMPTION TIME
                            MANAGEMENT    12B-1      OTHER        OPERATING       END OF EACH TIME PERIOD:  PERIOD:
EUCLID MARKET NEUTRAL FUND    FEES(2)    FEES(1)   EXPENSES       EXPENSES(2)         1 YEAR     3 YEARS        1 YEAR   3 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares                1.46%*       0.30%       0.54%        2.30%*              77         123            77        123

Class B Shares                1.46%*       1.00%       0.54%        3.00%*              80         123            30        93

Class C Shares                1.46%*       1.00%       0.54%        3.00%*              43         93             30        93

Class I Shares                1.46%*        --         0.54%        2.00%*              20         63             20        63
                                                                                  ------------------------  ------------------------

    * After expense reimbursement. Excludes dividends on short sales which amounted to 1.35% (annualized) of the average net assets for each class of shares.

   (1) The 12b-1 Fees include a 0.25% Service Fee, which is paid to financial services firms, including National Association of Securities Dealers, Inc. ("NASD") member firms (commencing one year after purchase with respect to Class B and Class C Shares) for continuous personal service by such firms to investors in the Fund. Personal service includes responding to shareholder inquiries, quoting net asset values, providing current marketing materials and attending to other shareholder matters. The distributor retains all or a portion of the asset-based sales charge also included in the 12b-1 Fees. The NASD limits asset based sales charges to 6.25% of new sales, plus interest. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

  (2) The Manager has voluntarily undertaken to limit the expenses of the fund (exclusive of taxes, interest, dividends paid on securities sold short, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1999 to 2.00% of its average net assets. The Management Fees noted above, without reimbursement, would be 1.50% for each Class, and Total Fund Operating Expenses would be 2.34% for Class A Shares, 3.04% for Class B and Class C Shares, and 2.04% for Class I Shares.

FINANCIAL HIGHLIGHTS

The information presented below is for the period May 1, 1998 (commencement of operations) to October 31, 1998.

PricewaterhouseCoopers LLP, the Fund's independent accountants, has audited this information. Their report is included in the 1998 Annual Report of the Fund which is available upon request and is incorporated by reference into the Statement of Additional Information (SAI).

                                                   CLASS A         CLASS B        CLASS C      CLASS D
Net Asset Value, Beginning of Period                $11.34         $11.34          $11.34      $11.34
                                                    ------         ------          ------      ------
Net Investment Income                                 0.09           0.06           0.06         0.14
Net Realized and Unrealized Gains (Losses)           (0.59)         (0.59)         (0.60)       (0.63)
                                                    ------         ------          ------      ------
Total from Investment Operations                     (0.50)         (0.53)         (0.54)       (0.49)
Dividends from Investment Operations                  -              -               -            -
                                                    ------         ------          ------      ------
Net Asset Value, End of Period                      $10.84         $10.81          $10.80      $10.85
                                                    ======         ======          ======      ======

Total Return ***                                     (4.41)%**      (4.67)%**      (4.76)%**    (4.32)%**

Ratios to Average Net Assets:
   Expenses (excluding dividends on short sales)
     after expense reimbursement                      2.30%*         3.00%*         3.00%*       2.00%*
   Expenses (including dividends on short sales)
     after expense reimbursement                      3.65%*         4.35%*         4.35%*       3.35%*
   Expenses (including dividends on short sales)
     before expense reimbursement                     3.69%*         4.39%*         4.39%*       3.39%*
   Net Investment Income before expense reimbursement 2.29%*         1.59%*         1.59%*       2.59%*
   Net Investment Income after expense reimbursement  2.33%*         1.63%*         1.63%*       2.63%*

Portfolio Turnover Rate                                431%*          431%*          431%*        431%*

Net Assets, End of Period (in thousands)            $39,331        $47,794         $56,874      $20,846

During 1998, the Manager voluntarily reimbursed each Class $. 003 per share (0.04% ratio of expenses to average net assets).

*   Annualized.
**  Not Annualized.
*** Total Return does not consider the effect of any initial or contingent deferred sales charge.

INVESTMENT OBJECTIVE

Euclid Market Neutral Fund (the "Fund") seeks to increase the value of your investment over the long-term (capital appreciation) while maintaining minimal portfolio exposure to general equity market risk by always having both long and short positions in equity securities.

The Fund's performance benchmark is the return on 3-month U.S. Treasury Bills. An investment in 3-month U.S. Treasury Bills is different from an investment in the Fund because Treasury Bills are backed by the full faith and credit of the United States, have a fixed rate of return and a short duration, and have no risk of losing capital.

Except as explicitly set forth in this prospectus or in the SAI, the investment objective and policies of the Fund may be changed without shareholder approval.

We designed Euclid Market Neutral Fund for investors who seek to balance the need for a total return greater than the return on 3-month U.S. Treasury Bills in bull markets and in bear markets with the need to limit the risks associated with investing in equity securities. As with any mutual fund, there is no assurance that the Fund's objective will be achieved.

An investor desiring capital appreciation with minimal exposure to general equity market risk may wish to consider the Fund.

OUR GENERAL INVESTMENT PHILOSOPHY AND STRATEGY

We believe that stocks of companies with improving fundamentals will, over time, outperform stocks of companies with deteriorating fundamentals, though this relationship may not hold over the short term for various reasons. We also believe that stocks with low valuations relative to their historical norms will outperform stocks with high valuations relative to their historical norms. We rank stocks using a variety of proprietary stock selection models. These models analyze fundamental trends and data on companies, as well as the price histories of their stocks. Fundamental data includes earnings, dividends, cash flow, revenues, and book value. Examples of valuation measures are price-to-earnings ratio, price-to-cash flow ratio, price-to-book value ratio, and dividend yield.

Some of our stock selection models are designed to predict relative performance of broad universes of stocks. Others are designed to perform favorably within more specific areas of the market, such as growth stocks or value stocks. Though different models may emphasize different variables, the models have certain similarities. Generally speaking, they all rank stocks on the underlying company's fundamentals and how the trend in such fundamentals compares to the stock's current valuation. A model's output is a best-to-worst ranking of stocks in the particular universe being examined. Stocks with higher scores tend to outperform the average stock in the universe; stocks with lower scores tend to underperform the average stock in the universe.

By taking both long and short positions, the Fund attempts to neutralize the effect of general stock market movements on the Fund's performance. At the same time, the Fund strives to profit from the models' predictive power by being long stocks that are ranked favorably (and therefore deemed likely to outperform) and by being short stocks that are ranked poorly (and therefore deemed likely to underperform). Although the Fund's investment strategy seeks to minimize the risk associated with investing in the equity market, an investment in the Fund is subject to the risk of poor stock selection by the Manager (see "Risk Factors").

Under normal circumstances, some of the Fund's investments will be profitable during a general rise in stock prices and some of the Fund's investments will be profitable during a general stock market decline. The Fund will, under normal circumstances, strive to maintain a balance between investments that are expected to benefit from a general rise in stock prices and investments that are expected to benefit from a general stock market decline. Historically, the Fund has maintained a short position exposure within 5% of its long position exposure. If the stocks held long outperform the stocks sold short, the Fund will profit, regardless of whether the stocks held long appreciate in value or whether the stocks sold short depreciate in value. Conversely, if the stocks held long under-perform the stocks sold short, the Fund will incur a loss. In addition to purchasing or selling short individual securities, the Fund may purchase or sell short any type of future or option related to its investments. These may include options not traded on exchanges and futures or options tied to individual securities or to stock indexes or averages. Futures and options also may be used or combined with each other in order to adjust the risk and return characteristics of an overall strategy. It is expected that profits and losses from long and short equity holdings will generally be the most significant contributors to our return, although it is contemplated that from time to time futures and options will be used to implement our strategies more effectively and economically and to enhance returns. Please read the "Other Investment Policies" and "Risk Factors" sections of this prospectus for more detailed information about the investment practices of the Fund. The SAI has further details.

OTHER INVESTMENT POLICIES

MONEY MARKET INSTRUMENTS. To meet margin requirements, redemptions or for investment purposes, the Fund will hold a portion of its assets in full faith and credit obligations of the United States (e.g., U.S. Treasury Bills), high quality short-term notes, commercial paper or other money market instruments. To be considered "high quality" such obligations must be rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's"), issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Manager to be of comparable quality to any of the foregoing.

REPURCHASE AGREEMENTS. The Fund may buy a security issued by the U. S. Government (including its agencies) at one price and at the same time agree to sell the security back to the seller at a higher price, usually on the next business day (a "repurchase agreement"). Repurchase agreements offer a means of generating income from excess cash that the Fund might otherwise hold uninvested. Delays in payment or losses could result if the other party to the agreement defaults or becomes bankrupt.

The Fund's repurchase agreements must be fully backed by collateral that is marked to market, or priced, each day; and it will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities.

SECURITIES OF FOREIGN ISSUERS. The Fund's long and short positions may include equity securities of foreign issuers if they are principally traded in the markets of the United States and may also include up to 5% of its assets in securities that are principally traded outside the United States. Foreign issuers may be subject to different, and often less comprehensive, accounting, reporting and disclosure standards than comparable U.S. companies and may be subject to risks related to economic and political conditions in foreign countries, including possible nationalization or expropriation of their assets. Securities of foreign issuers may be less liquid and at times more volatile than securities of comparable U.S. companies.

ILLIQUID SECURITIES. Illiquid securities may be difficult to sell promptly at an acceptable price, or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss or entail expenses not normally associated with the sale of a portfolio security. No more than 15% of the Fund's net assets may be invested in illiquid securities.

PORTFOLIO TURNOVER RATE. We do not usually consider the length of time the Fund has held a position when making investment decisions. The Fund's turnover rate is expected to be higher than that of other mutual Funds (a portfolio turnover rate in excess of 100% may be deemed to be high) and will vary significantly from time to time depending on the volatility of economic and market conditions. Although the rate of portfolio turnover was significantly higher for its initial six months of operations, it is anticipated that the annual portfolio turnover rate of the Fund may be approximately 200% under normal circumstances. Short sales and associated closing transactions are not included in portfolio turnover because there is no intention to maintain the short position for more than one year. It is, however, impossible to predict portfolio turnover in future years. Portfolio turnover may result in realization of taxable capital gains, and generally involves some expense, including brokerage costs. To the extent portfolio turnover results in the realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates.
(The  SAI   contains   a  detailed   explanation   of   certain   relevant   tax
considerations.)

LENDING SECURITIES. The Fund may lend securities to broker/dealers and institutions as a means of earning income. Delays or losses could result if a borrower becomes bankrupt or defaults on its obligation to return the loaned security. The Fund will lend securities only (a) pursuant to agreements requiring that the loan be fully backed by collateral at all times, and (b) if the value of all loaned securities is less than one-third of the Fund's total assets.

BORROWING. The Fund may make temporary borrowings from banks to cover redemptions. Although the Fund does not anticipate the need to borrow, if it should and the performance of the Fund's investments failed to cover interest and other costs of borrowing, the net asset value of its shares would decrease faster than if the Fund had no borrowings outstanding.

THE PORTFOLIO MANAGER

David Katzen is the Fund's portfolio manager. He is also the portfolio manager for three funds in the Zweig Series Trust, a reg- istered investment company managed by an affiliate of the Manager. Mr. Katzen has been the Executive Vice President of the Manager since its inception and has worked for affiliates of the Manager since 1986. He received his B.A. in Mathematics from City University of New York and an M.A. in Mathematics from Dartmouth College.

RISK FACTORS

INVESTMENT RISK. There is a trade-off that successful investors are keenly aware of -- the stock market's long-term upward trend comes at the price of volatility (share prices go up and down) and the risk of losing your money (your investment may be worth less when you sell). The chart below illustrates the frequency and extent of bear markets since 1945. Some declines end relatively quickly. For example, the major market declines of 1987 (the DJIA declined 36.1% in 55 days, excluding dividends) and 1990 (the DJIA declined 21.2% in 87 days) were among the shortest bear markets on record. Likewise the 13.3% correction in 1997 lasted only 59 days and the 19.3% correction in 1998 lasted only 32 days. Other market declines have been more prolonged. In the bear market of 1973-1974, the DJIA declined 45.1% over 23 months. In 1981-1982, the DJIA declined 24.1% over a period of nearly 16 months.

DECLINES OF 20% OR MORE SINCE WORLD WAR II IN THE STOCK MARKET (AS MEASURED BY THE S&P 500)

HIGH                        LOW          % DECLINE        DAYS
--------------------------------------------------------------
May 29, 1946            May 17, 1947       -28.78          353
June 15, 1948          June 13, 1949       -20.57          363
August 2, 1956        October 22, 1957     -21.63          446
December 12, 1961      June 26, 1962       -27.97          196
February 9, 1966       October 7, 1966     -22.18          240
November 29, 1968       May 26, 1970       -36.06          543
January 11, 1973       October 3, 1974     -48.20          630
November 28, 1980     August 12, 1982      -27.11          622
August 25, 1987       December 4, 1987     -33.51          101
Average since 1945                         -29.56          388

Source: Ned Davis Research

Once you've incurred a loss, it can take many months (and sometimes years) to return to break-even. For example, if you exclude dividends it took about 10 months to break even from the market top in July 1990. In 1987, it took about 18 months to get back to the prior market top. By comparison, it took almost 10 years to return to break-even from the market top in 1973 and 24 years from the 1929 market top to break even!

It is impossible to predict the timing and extent of corrections and bear markets, but it should be noted that periods of unusually high returns have historically increased the risk of stock investing for subsequent periods. The current bull market, which began in 1982, has been the best 16-year period ever for the DJIA, producing an average annual return of 13.8%, excluding dividends.

Successful investors recognize the risks associated with investing in stocks and stock mutual funds. It is important that you try to understand your "financial personality." What is your tolerance for loss? How patient will you be during the break-even period? What is your financial staying power?

It is also important to note that the impact of a bear market depends not only upon the extent of the decline, but also when in your investing lifecycle it happens. For many people, the closer they are to retirement--or the deeper they are into retirement--the harder it is to calmly view a bear market as a temporary decline.

Since the Fund will have both a long equity portfolio and a short equity portfolio, it will involve different risks from those normally associated with a mutual fund. While we seek to minimize the Fund's exposure to general equity market risk with a short portfolio to offset the Fund's long portfolio, we cannot eliminate risk. The shorter the time period of your investment, the greater the possibility of loss.

MANAGEMENT RISK. There is a risk that we may not be successful in executing our strategy of having long positions in stocks that outperform the market and short positions in stocks that underperform the market. Despite the intent to reduce risk, it is possible that the Fund's long positions will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. It is also possible that we will misjudge the effect a particular security will have on exposure to market risk or that the particular combination of securities held long and those sold short will fail to insulate the Fund from general equity market risk as anticipated. Though our models have been used successfully in the past (see "Performance Information" below), there is no guarantee that they will continue to accurately predict relative stock performance, assess risk, or contribute to performance in any way in the future. It is also possible that the Fund will not be able to implement the strategy dictated by the models for reasons set forth below under "Risks of Short Sales."

RISKS OF SHORT SALES. Under normal circumstances, the short positions of the Fund will be substantial so as to neutralize the long positions and thereby minimize the Fund's exposure to general equity market risk. In order to establish a short position in a security, the Fund must first borrow the security from a broker or other institution to complete the sale. The Fund may not always be able to borrow a security, in which event it will lose the opportunity to benefit from that short sale even if our models correctly identify an overvalued security. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if the security declines in price between those dates. There is also a risk that the Fund will be unable to close out a short position at any particular time or at an acceptable price. During the time the Fund is short a security it is subject to the risk that the lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. In such event the Fund may be "bought in" at the price required to purchase the security to close out the short position. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold short. The Fund also is required to repay the lender any dividends or interest that accrue during the period of the loan. The Fund must maintain collateral at least equal to the current market value of the security sold short with the broker. Depending on the arrangements made, the Fund may not receive any payments (including interest) on the collateral. The Fund will not make a short sale if the market value of all short positions would exceed 100% of the value of the Fund's net assets after giving effect to such sale.

RISKS OF FUTURES AND OPTIONS. Futures and options tied to a securities index utilizing standardized contracts that are traded on an exchange have been used by mutual funds for many years to manage their portfolios more efficiently. Although the value of futures and options depends on the price of the security, index or other asset to which it is tied, futures and options involve market risk in excess of their value. For example, futures on securities indexes currently require a margin deposit of only 2% to 5% of the position size represented by the futures contract. An advantage of using futures and options is that transaction costs normally will be lower than purchasing or selling a related security or index. However, the use of futures or options may result in larger losses or smaller gains than would otherwise be the case. The prices of futures or options and the price movements of the securities that the future or option is intended to simulate may not correlate well. The liquidity of the market in futures contracts also could be adversely affected by "daily price fluctuation limits." These limits, established by the relevant futures exchange, limit the price fluctuation of an index future during a single trading day. Once the contract's daily limit has been reached, no trades may be entered into at a price beyond that limit. In such event, it may not be possible for the Fund to close out its futures position. This may compel the Fund to continue to make daily cash payments to the broker to meet margin requirements. The futures markets also may attract more speculators than do the securities markets, because deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Increased participation by speculators in the futures markets may cause price distortions. Some futures and option contracts are customized financial contracts between two parties. Such contracts are subject to the additional risk that the counterparty will not meet its obligations under the contract. They also may be less liquid and more difficult to value than standardized contracts traded on a regulated exchange.

RISKS OF EQUITY SWAP CONTRACTS. In an equity swap contract, one party generally agrees to pay the other party: (i) the theoretical amount by which a stock or basket of stocks comprising an agreed upon securities index or average (the "notional amount") increases in value during the time the contract is in effect, plus (ii) the dividends that would have been received on those stocks over that period. The other party agrees to pay to the first party (i) a floating rate of interest (typically tied to the London Inter Bank Offered Rate) on the notional amount plus (ii) the amount by which the notional amount would have decreased in value had it been invested in such stocks. Accordingly, if the Fund is long an equity swap contract it will generally realize a loss if the value of the agreed upon stock or stocks declines and will generally realize a gain if the value of the stock or stocks rises. Conversely, if the Fund is short an equity swap contract it will generally realize a loss if the stock or stocks rises and will generally realize a gain if the value of the stock or stocks declines. The Fund only will enter into equity swap contracts that require each party's obligations to be netted out daily, with the Fund paying or receiving each day the net amount necessary to mark the contract to market.

Equity swap contracts may provide a less costly alternative for implementing our strategy than maintaining long and short positions. If the counterparty to an equity swap contract defaults, however, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. In the event of default, there can be no assurance that the Fund will succeed in pursuing its contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the contract. Pursuing its contractual remedies may also entail expense. The Fund will not enter into an equity swap contract unless the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P at the time of entering into such transaction. The Fund will also monitor the credit of equity swap contract counterparties in order to minimize these risks.

The staff of the Securities and Exchange Commission considers equity swap contracts to be illiquid securities. Consequently, while the staff maintains this position, the Fund will not invest in equity swap contracts if, as a result of the investment, the total value of such investments together with that of all other illiquid securities which the Fund owns would exceed 15% of the Fund's net assets. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each equity swap contract will be accrued on a daily basis. Cash, U.S. Government Securities or other liquid securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund does not believe that its obligations under equity swap contracts are senior securities, so long as such a segregated account is maintained. Accordingly, the Fund will not treat them as being subject to its borrowing restrictions.

YEAR 2000 PREPAREDNESS

Because computer programs were designed using only two fields to indicate the year, at midnight December 31, 1999, computers will be unable to recognize that January 1 is the year 2000. The major systems that would impact the Fund with respect to the year 2000 are those of the transfer agent and custodian. The Fund has been advised in writing by both the transfer agent and the custodian that they are working to fix, and expect to have fixed in time, all of the issues relating to the year 2000. Management of the Fund will continue to monitor the progress of the transfer agent and the custodian in solving the year 2000 problem. However, no assurance can be given that their systems will be fixed on time, or what the magnitude of the problems would be if such systems are not fixed.

ADVISOR'S PRIOR PERFORMANCE

Euclid Advisors LLC has also served as the manager of other accounts. The performance information shown below is based on a composite of all accounts with investment objectives, policies and strategies that were substantially similar to those of the Fund managed by Euclid Advisors LLC or by Euclid Advisors, Inc., the Manager's predecessor, and Zweig/Katzen Investors, L.P. (collectively, the "Accounts"). David Katzen was the portfolio manager for each of the Accounts since inception. The performance information shown in the tables below has been adjusted to give effect to the annualized expenses (without giving effect to any expense waivers or reimbursements) of the different classes of shares during the Fund's first fiscal year of operations. Quarterly performance data is set forth in the SAI. The information below should not be considered a prediction of future performance of the Fund. The Accounts were not registered under the 1940 Act and therefore were not subject to the diversification and other requirements of the 1940 Act and the Internal Revenue Code. If the Accounts had been subject to these requirements, their performance might have been adversely affected. The performance of the Accounts was computed using a method based on the standards developed by the Association of Investment Management & Research ("AIMR"), which differs from the performance standards required by the Securities and Exchange Commission for mutual funds. Mutual funds compute net asset values every day, while the AIMR method does not. Therefore, while mutual funds account for cash flows on a daily basis, they are accounted for on a monthly basis under the AIMR method. As a result, the performance of the Fund may be higher or lower than the performance of the Accounts. The following tables also show the average annual total returns on 3-month U.S. Treasury Bills for the same periods.

An investment in 3-month U.S. Treasury Bills is different from an investment in the Fund or in the Accounts because Treasury Bills are backed by the full faith and credit of the United States, have a fixed rate of return and a short duration, and investors in Treasury Bills do not risk losing capital. It has been standard for market neutral managers of private accounts, including Euclid Advisors, to use the 3-month Treasury Bill as a benchmark. Traditional benchmarks for stock funds are not appropriate because market neutral returns are not tied to the direction of the stock market. Moreover, part of the return from a market neutral strategy is from interest on the proceeds from short sales, which will approximate the 3-month Treasury Bill return. Unlike Treasury Bills, however, please keep in mind that market neutral investing involves risk--stock prices are more volatile and there is a risk of losing your capital.


 FOR PERIODS ENDED DECEMBER 31, 1997:                                                                         EIGHT-YEAR PERIOD
 PERFORMANCE OF ACCOUNTS ADJUSTED FOR THE            ONE-YEAR PERIOD    THREE-YEAR PERIOD  FIVE-YEAR PERIOD   FROM INCEPTION ON
 FEES AND EXPENSES OF THE DIFFERENT CLASSES               ENDED               ENDED              ENDED        JANUARY 1, 1990
 OF SHARES OF THE FUND:                               DEC. 31, 1997       DEC. 31, 1997     DEC. 31, 1997     TO DEC. 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
 Class A with maximum sales charge                          3.46%               9.14%            7.55%              11.23%
 Class A with no sales charge                               9.48%              11.22%            8.77%              12.02%
 Class B with CDSC                                          4.48%               9.62%            7.72%              11.34%
 Class B with no CDSC                                       8.72%              10.45%            8.02%              11.34%
 Class C with CDSC                                          7.47%              10.45%            8.02%              11.24%
 Class C with no CDSC                                       8.72%              10.45%            8.02%              11.24%
 Class I                                                    9.80%              11.55%            9.10%              12.35%

 Performance of 3-month U. S. Treasury Bills*               5.31%               5.45%            4.78%               5.14%


 FOR PERIODS ENDED APRIL 30, 1998:
 PERFORMANCE OF ACCOUNTS ADJUSTED FOR THE            ONE-YEAR PERIOD    THREE-YEAR PERIOD  FIVE-YEAR PERIOD   FROM INCEPTION ON
 FEES AND EXPENSES OF THE DIFFERENT CLASSES               ENDED               ENDED              ENDED         JANUARY 1, 1990
 OF SHARES OF THE FUND:                               APRIL 30, 1998      APRIL 30, 1998    APRIL 30, 1998    TO APRIL 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
 Class A with maximum sales charge                          10.17%              9.70%            7.16%              11.39%
 Class A with no sales charge                               16.58%             11.79%            8.38%              12.15%
 Class B with CDSC                                          10.78%             10.20%            7.33%              11.47%
 Class B with no CDSC                                       15.78%             11.01%            7.63%              11.47%
 Class C with CDSC                                          14.53%             11.01%            7.63%              11.38%
 Class C with no CDSC                                       15.78%             11.01%            7.63%              11.38%
 Class I                                                    16.93%             12.12%            8.70%              12.49%

 Performance of 3-month U. S. Treasury Bills*               5.28%               5.37%            4.93%               5.15%

 *Source: Morningstar, Inc.

The above tables are not the performance of the Fund. Giving effect to the expense limitation set forth in the "Fee Table" section, the average annual total return of the Accounts for the one-year, three-year, five-year and periods since inception would have been apporoximately 0.04% higher for all classes of shares.

FUND PERFORMANCE INFORMATION

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EUCLID MARKET NEUTRAL FUND CLASS A, B, C AND I SHARES AND THE 3-MONTH U. S. T-BILL FOR THE PERIOD ENDED OCTOBER 31, 1998.

[THE FOLLOWING TABLE REPRESENTS A GRAPHIC CHART.]

May 1, 1998                        Oct. 31, 1998
--------------------------------------------------------------------------------
$10,400

$10,200                              $10,234     3-Month U.S. T-Bill

$10,000

$9,800

$9,600                               $ 9,568      Euclid Market Neutral Fund
                                                  Class I

                                     $ 9,533      Euclid Market Neutral Fund
                                                  Class B

                                     $ 9,524      Euclid Market Neutral Fund
                                                  Class C

$9,400

$9,200
                                     $ 9,033      Euclid Market Neutral Fund
                                                  Class A

$9,000

$8,800

$8,600

$8,400

Past performance is not predictive of future results.

TOTAL RETURN - CLASS A SHARES  TOTAL RETURN - CLASS B SHARES   TOTAL RETURN - CLASS C SHARES   TOTAL RETURN - CLASS I SHARES
----------------------------------------------------------------------------------------------------------------------------
From Inception on 5/1/98       From Inception on 5/1/98        From Inception on 5/1/98        From Inception on 5/1/98
        -4.41%                         -4.67%                           -4.76%                            -4.32%

For its first six months of operations, the Fund's Class A Shares declined 4.4%, compared to the 2.5% return of 3-month Treasury Bills. Class B, C, and I Shares declined 4.7%, 4.8%, and 4.3%, respectively.

The models we use to identify long and short candidates rank stocks on the basis of various growth and value characteristics. During the Fund's initial six months of operation, however, the market valued "size" (i.e. very large, well-known stocks) more than fundamentals. The "bigger is better" sentiment was further fueled by Russia's economic turmoil, Japan's deepening recession, the unwinding of some highly leveraged hedge funds and the ongoing presidential scandal. The pessimism created by these events resulted in a flight to very large, well-known stocks, though they lacked both compelling earnings and attractive value.

CHOOSING AMONG CLASSES WHEN PURCHASING SHARES

The Fund offers investors four classes of shares, which are described below. All except Class I Shares bear sales charges in different forms and amounts and all bear different levels of expenses (see Fee Table). You should choose the class of shares that is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other relevant circumstances.

Class A Shares are sold with an initial sales charge that varies based upon the amount invested as shown in the table below. Class B Shares have no initial sales charge, but are subject to a declining contingent deferred sales charge
(CDSC) if sold within six years of purchase. Class C Shares have no initial sales charge, but are subject to a CDSC if sold within one year of purchase. Class B and Class C Shares have higher annual expenses than Class A Shares. Class B Shares convert to Class A Shares after a holding period of seven years from the initial purchase. Class C Shares have a shorter CDSC period than Class B Shares, but they do not convert to Class A Shares. Class I Shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Class I Shares are only available to persons subject to the Manager's Code of Ethics relating to securities transactions, to tax-exempt retirement plans of the distributor and its affiliates, and to institutional investors that invest at least $1 million directly with the distributor. Institutional investors include:
(1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and certain other self-directed retirement plans); (2) unaffiliated banks, insurance companies and other institutional accounts purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations.

Contingent Deferred Sales Charge (CDSC). The applicable CDSC rate for each class of shares is set forth in the Fee Table and under "Class B Shares." The CDSC is imposed on the lesser of the current market value or the initial cost of the shares being redeemed. No CDSC is imposed upon shares acquired by reinvesting distributions. In determining whether a CDSC applies, the order of redemption is first of shares purchased through reinvestment and then of shares held the longest. Any CDSC is paid to the distributor or directly to a third party at the direction of the distributor.

We may waive the CDSC on redemption(s): (a) following the death of a shareholder; (b) if a shareholder becomes unable to engage in any substantial gainful activity because of a medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration; (c) when a total or partial redemption is made in connection with a distribution from retirement plans after reaching age 59 1/2, except that if, immediately prior to the redemption, the aggregate amount invested by the retirement plan in Class B Shares of the Fund (excluding the reinvestment of distributions) during the prior four year period equals 50% or more of the total value of the retirement plan's assets in the Fund or any other fund distributed by Zweig Securities Corp., then the CDSC will not be waived;
(d) from certain retirement plans; (e) under the systematic withdrawal program if the amount being withdrawn per month is no more than 1% of the value of the account at the time the program was established; and (f) effected pursuant to the Fund's right to liquidate a shareholder's account if it is less than the then effective minimum account size.

The distributor has sold, and expects to sell in the future, the right to receive all or substantially all of the 12b-1 distribution fees on Class B Shares together with the related CDSC in the event the Shares are redeemed within six (6) years of purchase. The holder of the right to receive such payments, in its sole discretion, may elect to establish its own waiver criteria, which may differ from those set forth above.

CLASS A SHARES. Class A Shares are sold at net asset value plus the applicable sales charge. The offering price applies to purchases made by a single purchaser or by a single trust account. An individual, his or her spouse, and children under 21 are considered to be a single purchaser. The sales charge on Class A Shares is allocated between your investment dealer and the distributor, as shown below.

QUANTITY DISCOUNTS ON CLASS A SHARES. When you invest in Class A Shares, you may receive quantity discounts at certain dollar levels, or breakpoints. The more you invest, the smaller percentage you pay in sales charges, as shown below.

                                                SALES CHARGE AS A PERCENTAGE OF
                                   -----------------------------------------------------
                                      OFFERING PRICE OF              NET ASSET VALUE OF       DEALER'S SALES
AMOUNT INVESTED                     THE SHARES PURCHASED           THE SHARES PURCHASED        CONCESSION
------------------------------------------------------------------------------------------------------------
Less than $50,000                          5.50%                           5.82%                   4.75%
 $50,000 but less than $100,000            4.75%                           4.99%                   4.00%
 $100,000 but less than $250,000           3.75%                           3.90%                   3.25%
 $250,000 but less than $500,000           2.75%                           2.83%                   2.25%
 $500,000 but less than $1,000,000         1.75%                           1.78%                   1.50%
 $1,000,000 or more                        0.00%                           0.00%               (see below)

Commissions (as set forth below) will be paid to dealers who initiate and are responsible for purchases of $1 million or more and for purchases at net asset value made by unallocated accounts held by third party administrators, registered investment advisers, trust companies, and bank trust departments which exercise discretionary authority or hold accounts in fiduciary, agency, custodial or similar capacity if in the aggregate such accounts equal or exceed $1 million and by retirement plans with assets of $1 million or more or at least 50 eligible employees.

AMOUNT PURCHASED                      DEALER'S COMMISSION (AS % OF PURCHASE)
----------------------------------------------------------------------------
$1,000,000 to $2,000,000                            0.75%

$2,000,000 to $5,000,000                            0.50%

Amount over $5,000,000                              0.25%

No initial sales charge applies on these investments; however, a 1% CDSC will apply on redemptions within 18 months of purchase, except for redemptions of shares purchased by an investor in amounts of $1 million or more where such investor's dealer of record, due to the nature of the investor's account, notifies the distributor prior to the time of the investment that the dealer waives the commission otherwise payable to the dealer as described above, or agrees to receive such commissions ratably over an 18 month period.

Class A Shares of the Fund are made available to 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") at net asset value ("NAV") without an initial sales charge if the Plan has at least $3 million in assets or 500 or more eligible employees. Class B Shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. On such sales, the distributor does not make the dealer payment described under Class B Shares. For further information see "Retirement Plans" in the Fund's SAI.

Class A Shares also may be purchased at net asset value by current or retired, trustees, directors, officers or employees, and their families, of the Fund, Zweig Mutual Funds, the Manager, the distributor and any company affiliated with these companies, or by current or retired registered representatives or full-time employees, and their families, of securities dealers that are members of the NASD. Class A Shares also may be sold at net asset value through certain investment dealers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by the distributor, including a requirement that such shares be sold for the benefit of their clients participating in a "wrap account" or similar program, or as a pricing alternative for transaction services, under which such clients pay an ongoing fee to the investment adviser, dealer or other firm and to retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code) and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the distributor for those purchases. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. Class A Shares also may be purchased at net asset value for shareholders by dealers where the amount invested represents redemption proceeds from funds distributed other than by the distributor and where the shareholder has paid a sales charge in connection with the purchase of such other fund's shares; provided that (i) such Class A Shares are purchased within 30 days after redemption of such other fund's shares, and
(ii) sufficient documentation of such redemption as the distributor may require shall be provided at the time the Class A Shares are purchased. This provision is not available where the shares of a fund being redeemed were subject to a deferred sales load or redemption fee.

CUMULATIVE QUANTITY DISCOUNTS ON CLASS A SHARES. A new purchase may be combined with Class A Shares you already own of the Fund and any other mutual fund that is distributed by Zweig Securities Corp. to qualify for a discount. The sales charge on the shares being purchased will be at the rate shown in the table above applicable to the net asset value of the shares then owned plus the amount of the new purchase. To receive this discount, you or your investment dealer must request it when placing the order and give the transfer agent or distributor sufficient information to confirm that your purchase qualifies for the discount. We reserve the right to change or terminate quantity discounts at any time.

QUANTITY DISCOUNTS THROUGH A LETTER OF INTENTION. You may pay a reduced sales charge on Class A Shares if you sign a Letter of Intention at the time of your purchase. The Letter also may be backdated to include purchases made within 90 days prior to signing the Letter of Intention. The Letter, included on the application form in this Prospectus, states your intention to purchase a sufficient quantity of Class A Shares of the Fund and any other mutual fund distributed by Zweig Securities Corp. indicated within the 13-month period specified to qualify for a reduced sales charge. Purchases under the Letter are made at the sales charge applicable to the entire amount to be purchased under the Letter, as if purchased in a single transaction. A Letter of Intention can be amended during the 13-month period by filing an amended Letter with the same expiration date as the original.

The Letter of Intention is not binding. During the period covered by the Letter, the transfer agent will hold shares in escrow representing 5% of the intended purchase. After the end of the period, a price adjustment based upon the actual amount invested will be made (by redeeming escrowed shares if the purchase is not completed or by investing the difference in sales charges if the total purchases under the Letter qualify for a lower sales charge).

CLASS B SHARES. Class B Shares are sold without an initial sales charge. For sales of Class B Shares, your dealer will receive 4% of the purchase amount from the distributor. The distributor, or its assignee, is reimbursed over time by the 12b-1 fees paid by Class B Shares and, if Class B shares are redeemed within six years, by a declining CDSC paid by the redeeming shareholder as follows:

 YEAR SINCE PURCHASE WAS MADE              THE CDSC IS EQUAL TO
 -------------------------------------------------------------------------------
 Year One                                          5%
 Year Two                                          4%
 Year Three                                        3%
 Year Four                                         3%
 Year Five                                         2%
 Year Six                                          1%
 Year Seven                                       None*

*Class B Shares convert to Class A Shares after seven (7) years as described below.

CLASS B SHARE CONVERSION FEATURE. After a holding period of seven years from the initial date of purchase, Class B Shares automatically convert to Class A Shares of the Fund at respective net asset values on the 10th business day of the month following the anniversary date. At the time of conversion, Class B Shares of the Fund acquired through reinvestment of distributions will convert to the corresponding Class A Shares of the Fund pro-rata with Class B Shares of the Fund not acquired through reinvestment. Conversion of Class B Shares to Class A Shares will not be deemed a purchase or sale of the shares for federal income tax purposes. The conversion of Class B Shares will relieve the Class B Shares that have been held for at least seven years from the higher ongoing distribution fees. Only Class B Shares have this conversion feature.

CLASS C SHARES. Class C Shares are sold without an initial sales charge. For sales of Class C Shares, your dealer will receive up to 1% of the purchase amount in a manner agreed in advance from the distributor. If you redeem within one year of your purchase, you will be charged a CDSC equal to 1.25% of the lessor of the current market value or the initial cost of the shares being redeemed.

Class B and Class C Shares offer the benefit of putting all of your dollars to work immediately; however, they have higher annual expenses and pay lower dividends than Class A Shares. Class C Shares have a shorter CDSC period than Class B Shares; however, they do not convert to Class A Shares.

CLASS I SHARES. Class I Shares, which have no initial sales charge and no Rule 12b-1 fee, are currently available for purchase only from the distributor by existing clients of Euclid Advisors LLC, by persons subject to the Manager's Code of Ethics relating to personal securities transactions and by tax-exempt retirement plans of the distributor and its affiliates and certain institutional investors. Class I Shares may be purchased at net asset value in exchange for security positions on deposit at the Depository Trust Company ("DTC") valued using the same procedures as used to determine net asset value, or by a combination of such positions and cash, subject to the determination by the portfolio manager that the security positions to be exchanged are appropriate investments and the transaction is in the Fund's interest. Generally, the transaction will be a taxable event for federal income tax purposes. Class I Shares are not available in all states.

The distributor will reallow up to 0.15% to dealers whose representatives have sold or are expected to sell substantial amounts of shares of funds distributed by Zweig Securities Corp. provided that the dealer has agreed to supply special assistance in marketing shares of the funds, including providing access to the dealer's sales personnel and information dissemination systems such as computer screens, internal publications, publications sent to clients and mailing lists. These reallowances are in addition to the sales concessions shown in the above tables, and may be subject to chargeback for redemptions within one year. An alternative arrangement, available to any dealer that has agreed to provide marketing, record keeping and related administrative services to tax-qualified employee benefit plans, including the processing of orders for investment and reinvestment of plan assets in shares of the funds at net asset value, provides for compensation at an annual rate of up to 0.20% of plan participant holdings of Zweig Funds. In addition, the distributor may pay dealers a fee at the annual rate of up to 0.10% of the average daily net assets that have been continually invested in the funds for at least four years. The distributor also may pay dealers a fee of up to 0.10% of the average daily net assets invested through such dealers in Zweig Funds by participants in programs sponsored by such dealers. The distributor reserves the right to alter or discontinue paying any of the foregoing fees at any time. These fees will be paid from The distributor's or the Manager's own funds, including past profits or any other source available to them. With respect to certain retirement plans the distributor may not make dealer payments as described above.

The distributor, at its expense, may also provide dealers who have sold shares of the Fund with financial assistance in connection with conferences, sales training or promotional programs for their employees, seminars for the public, advertising campaigns regarding one or more of the funds it distributes or other dealer-sponsored special events. Such financial assistance may include payment for travel expenses and lodging incurred in connection with trips taken by invited registered representatives and members of their families for meetings and seminars of a business nature.

The above arrangements relate to purchases effected through dealers in the United States. Purchases outside the United States may be subject to local rules and customs, and different sales charges, fees and dealer compensation may apply. Certain dealers may not sell all classes of shares.

HOW TO INVEST IN THE FUND

You can buy shares through your investment professional, directly from the Fund's transfer agent, or automatically through a regular investment plan.

                        MINIMUM INITIAL     MINIMUM INITIAL   MINIMUM SUBSEQUENT
         CLASS            INVESTMENT        IRA INVESTMENT*       INVESTMENT
--------------------------------------------------------------------------------

         A, B and C         $1,000               $250               None
         I                 $1,000,000         $1,000,000            None

*or other retirement accounts, pension and profit sharing plans, custodial accounts under the Uniform Gift to Minors Act, trusts and estates or qualifying group plans.

The Fund and its transfer agent have appointed, and may in the future appoint, organizations qualified to serve in such capacity to act as a sub-transfer agent for the Fund. Purchases of Fund shares will be at the offering price next determined after the transfer or sub-transfer agent or investment dealer receives the order, provided the dealer transmits the order to the Fund's transfer or sub-transfer agent that day. We reserve the right to change or waive minimums or to reject any order.

HOW TO BUY SHARES THROUGH YOUR INVESTMENT PROFESSIONAL

o To open your account, contact your investment professional.

  If you invest through an investment professional, the firm may have its own service features, transaction charges and fees. This prospectus should be read in conjunction with such firms' material regarding their fees and services. If you wish us to refer you to an investment professional, call us at 1-800-444-2706. Investment professionals receive compensation for providing investment advice, and such compensation may differ for selling shares of different classes of Euclid Mutual Funds. The Fund may be unable to provide account information or other services for shares held in the name of, or controlled by, an investment dealer.

HOW TO BUY SHARES THROUGH THE TRANSFER AGENT

o Complete the attached application or send a letter specifying the class of shares you wish to buy. If you do not specify a class, your purchase will be automatically invested in Class A Shares.

o Enclose a check made payable to State Street Bank and Trust Company or to Euclid Market Neutral Fund. (We will not accept third party checks, i.e. any checks which are not payable to the order of State Street Bank and Trust Company or Euclid Market Neutral Fund.)

o Mail to State Street Bank and Trust Company

         By regular mail:              By courier or overnight mail:

         P.O. Box 8505                 2 Heritage Drive, Third Floor
         Boston, MA 02266-8505         Quincy, MA 02171
         Att: Euclid Mutual Funds      Att: Euclid Mutual Funds

o For wire instructions (Federal funds) please call 1-800-628-0441.

o Automatic investment plan purchases. Move money from your bank account or via payroll deduction into the fund on any day of each month or quarter. Please refer to the application form in this prospectus or call 1-800-272-2700 for assistance. If an account registration is changed, this feature will be terminated unless its continuance is specifically requested.

HOW TO SELL YOUR FUND SHARES

You can sell your shares on any day the New York Stock Exchange (NYSE) is open. The price you receive will be the net asset value less any applicable contingent deferred sales charge. The net asset value you will receive is calculated as of the close of regular trading on the NYSE on the day your sell order is received at the transfer or sub-transfer agent. Proceeds of your sale will generally be mailed to you within seven days after your request is received. If shares are bought with an uncertified check and sold within 15 days after purchase, the proceeds may not be paid until 15 days after the purchase. If the Fund is given evidence of cleared funds, money will be released earlier.

SELLING YOUR SHARES THROUGH YOUR INVESTMENT PROFESSIONAL

o Contact your investment professional if you bought your shares at your brokerage firm. You will receive the price next determined after your investment firm receives your order, provided it transmits the order to the Fund's transfer or sub-transfer agent that day prior to the close of regular trading on the NYSE, less any applicable contingent deferred sales charge.

  SELLING YOUR SHARES BY MAIL THROUGH THE TRANSFER AGENT

o Send a letter to sell your shares to: State Street Bank and Trust Company

        By regular mail:             By courier or overnight mail:

        P.O. Box 8505                2 Heritage Drive, Third Floor
        Boston, MA 02266-8505        Quincy, MA 02171
        Att: Euclid Mutual Funds     Att: Euclid Mutual Funds

o Remember to sign the letter exactly as your account is registered.

o Sales over $25,000 require a signature guarantee of the registered owner(s) or legal representative. Appropriate signature guarantors include: banks and savings associations, credit unions, member firms of a national securities exchange, municipal securities dealers and government securities dealers. See the SAI or call 1-800-272-2700 for assistance.

o Corporate  and  Fiduciary   shareholders   selling  shares  must  include  the
  appropriate documentation establishing the authority of the person seeking to act on behalf of the account.

SELLING YOUR SHARES BY TELEPHONE THROUGH THE TRANSFER AGENT

o You may sell your shares by telephone (unless you elected not to have this privilege in your account application or your address of record has been changed within the preceding 15 days). Call 1-800-272-2700.

The maximum amount that may be redeemed by telephone is $25,000. Neither the Fund, the distributor, nor the transfer agent will be liable for any loss in acting on telephone instructions reasonably believed to be authentic, and the investor will bear the risk of loss in the event of a fraudulent telephone redemption, provided that the Fund and/or its transfer agent has established and employed procedures reasonably designed to confirm that instructions given by phone are genuine. Such procedures would include recording telephone instructions. For identification purposes, the Fund's transfer agent will require such information as it deems necessary before accepting redemption instructions. Without such reasonable procedures, the Fund may otherwise be liable for any losses due to unauthorized or fraudulent instructions.

Proceeds will be mailed to the address on the account. If you designated a domestic bank on the application form when you opened your account, you may have redemption proceeds of $1,000 or more wired to the bank. Any change in wire redemption directions requires a signature guarantee from an appropriate guarantor. In order to sell shares on the day you place the order, the transfer agent must receive your instructions to sell before the close of regular trading on the NYSE.

During periods of extremely drastic economic or market changes, it may become difficult to implement a telephone redemption. In the event that you have difficulty reaching the transfer agent at its toll-free number, you should consider sending written redemption instructions in the manner explained above. We reserve the right to refuse telephone redemption requests and to limit their amount or frequency.

Redemptions normally will be made in cash. Redemptions also may be made in kind pursuant to an election under Rule 18f-1 of the Investment Company Act of 1940 (the 1940 Act), as discussed more fully in the SAI. Rights of redemption may be suspended if the NYSE is closed, other than customary weekend or holiday closings, or for such other periods as the Securities and Exchange Commission has permitted.

REINSTATEMENT PRIVILEGE. If you have made a partial or complete redemption of shares, you may reinvest all or part of the redemption proceeds and receive a pro rata credit for any CDSC or initial sales charge paid, provided the reinvestment is made within 30 days after the redemption. You may exercise this privilege only once a year.

SYSTEMATIC CASH WITHDRAWAL PROGRAMS. If your account has $5,000 or more, you may set up a program to receive a specific amount in cash either monthly or quarterly. Contact your investment professional or complete the application form in this prospectus. Under these programs, all distributions must be reinvested. Purchasing additional shares while receiving payments under these programs ordinarily will be disadvantageous because of sales charges. Shares redeemed may be subject to a CDSC. We may modify or terminate these programs at any time. If an account registration is changed, this feature will be terminated unless its continuance is specifically requested.

MINIMUM ACCOUNT SIZE. If your account balance falls below $1,000 as a result of redeeming shares, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your balance, we reserve the right to close your account and send the proceeds to you. Your shares will be redeemed at the net asset value on the day your account is closed. We normally will not close an account maintained in connection with a tax-deferred retirement plan.

EXCHANGE PRIVILEGE

You can exchange shares of the Fund for shares of the same class of another fund distributed by Zweig Securities Corp. at their respective net asset values. All exchanges are effected as of the close of regular trading on the NYSE. You can exchange shares either through your investment professional or, if the shares are registered in your name, through the transfer agent. You may exchange shares through the transfer agent by mail or by telephone, or you may instruct the transfer agent to make systematic exchanges of Fund shares on the 15th day of each month or quarter (see the application form in this Prospectus).

Each exchange is a sale of shares of the Fund and a purchase of the same class of shares of another fund. An exchange may produce a gain or a loss for tax purposes, and is subject to the terms and conditions applicable to telephone redemptions and the minimum investment requirement of each fund. We reserve the right to reject any exchange request, or to modify or terminate exchange privileges upon 60 days' written notice to shareholders.

NET ASSET VALUE

The Fund determines the net asset value of each class of its shares on each day that the NYSE is open. Net asset values are calculated as of the close of regular trading on the NYSE.

We value portfolio securities at market value when quotations are readily available. We value securities for which market quotations are not readily available at fair value as determined using procedures determined by the Board of Trustees. We value short-term obligations having a remaining maturity of 60 days or less at amortized cost (which approximates market value).

DISTRIBUTIONS AND TAXES

Any net realized capital gains will be paid at least annually, except that net short-term capital gains may be paid more frequently, with dividends from net investment income.

Distributions are declared separately for each class of shares of the Fund. Distributions will be reinvested at net asset value unless you elect to receive distributions in cash. If an account registration is changed, the cash election will be terminated unless its continuance is specifically requested.
Shareholders who have elected to receive distributions in cash but whose accounts had two consecutive mailings returned as "undeliverable", will automatically have their future distributions reinvested at net asset value.

Because Class B and Class C Shares have higher 12b-1 fees, dividends on Class A Shares will be higher than dividends on Class B and Class C Shares. Because Class I Shares have no 12b-1 fees, dividends on Class I Shares will be higher than dividends on Class A Shares.

The Fund intends to qualify as a regulated investment company for federal income tax purposes so long as, in management's view, such qualification is in the shareholders' interest. We intend to distribute all of the Fund's net investment income and net capital gains so as to be relieved of federal taxes. Distributions of net investment income and short-term capital gains are taxed as dividends. For noncorporate taxpayers, long-term capital gains (defined as gains realized upon the sale of assets held more than 12 months) are subject to a maximum tax rate of 20% (10% for individuals in the 15% tax bracket). Distributions are taxable when paid, whether taken in cash or reinvested, except that distributions declared in November and December and paid in January are taxable as if paid on December 31st. You should receive by January 31 of each year, a statement showing the tax status of your distributions for the prior year and the proceeds of your redemptions (including exchanges), if any. When you sell your shares, their tax basis is the total of your cash investments plus all distributions that have been reinvested, less any return of capital distributions. To assist you in determining your tax basis, please keep your year-end account statements with your other tax records. The foregoing is a summary of certain federal income tax consequences. Be sure to consult your own tax adviser to determine the precise effect of your investment in the Fund on your particular tax situation, and any state and local tax consequences.

THE DISTRIBUTOR

Zweig Securities Corp. serves as distributor of shares of the Fund. At any given time, the distributor may incur expenses in distributing shares of the Fund that are in excess of the total payments made by the Fund under the Rule 12b-1 Plans for distribution (Class I Shares do not have a Rule 12b-1 Plan). Because there is no requirement that the distributor be reimbursed for all its expenses, or that a plan be continued from year to year, this excess does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses in excess of payments made to the distributor under the plans, if for any reason a plan is terminated, the Board of Trustees will consider the manner in which to treat such expenses. Any cumulative unreim-bursed expenses may or may not be recovered through future distribution fees.

A service fee equal to 0.25% may be paid to financial services firms, including NASD member firms that have signed agreements for continuous personal service by such firms to investors in the Fund. Such firms may also be paid a portion of the asset-based sales charges on Class C Shares, so that these dealers receive such reallowances at the following aggregate annual rates: (i) 0.25% commencing from date of purchase for the Class A Shares, (ii) 0.25% commencing one year after purchase for the Class B Shares, and (iii) 0.95% commencing one year after purchase for the Class C Shares.

THE MANAGER AND MANAGEMENT FEE

Euclid Advisors LLC, a wholly-owned subsidiary of Zweig/Glaser Advisers, manages the investments of the Fund. In addition to managing the Fund's investments, Euclid Advisors LLC also makes recommendations with respect to the Fund's business affairs, furnishes certain administrative services, office space and equipment, and permits its employees or arranges for employees of affiliates to serve as the officers of the Trust without additional compensation from the Fund. The Manager's fee is based on the average daily net assets of the Fund at the annual rate of 1.50%. The rate is constant and does not diminish with an increase in the net assets of the Fund. The management fee is higher than that paid by most funds. All other expenses incurred in the operation of the Fund, a detailed list of which appears in the SAI, are borne by the Fund.

BROKERAGE TRANSACTIONS. To buy and sell securities for the Fund, Euclid Advisors LLC may use its broker/dealer affiliates or other firms that sell shares of the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers.

ORGANIZATION OF THE FUND

The Trust was established as a Delaware business trust on February 3, 1998. The Board of Trustees directs the management of the business of the Trust. The Board has duties and responsibilities comparable to those of the boards of directors of corporations, not to those of trustees under customary trust principles. The Trustees oversee the Trust's activities, elect the officers of the Trust who are responsible for its day-to-day operations, review contractual arrangements with the companies that provide services to the Trust, and review investment performance.

The Trust, an open-end, diversified, management investment company, has an unlimited number of shares of beneficial interest which, without shareholder approval, may be divided by the Trustees into an unlimited number of funds and classes. Voting rights are based on a shareholder's total dollar interest in a Series and are thus allocated in proportion to the value of each shareholder's investment. Shares vote together on matters that concern the entire Trust, or by individual fund or class when the Board of Trustees determines that the matter affects only the interests of a particular fund or class.

                           EUCLID MARKET NEUTRAL FUND
                                   A Series of
                               EUCLID MUTUAL FUNDS
                   900 Third Avenue, New York, N.Y. 10022-4728


                       STATEMENT OF ADDITIONAL INFORMATION
                                November 30, 1998



         Euclid Market Neutral Fund (the "Fund"), is a diversified, open-end management investment company organized as a series of Euclid Mutual Funds, a Delaware business trust (the "Trust").

         This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Fund (the "Prospectus"), dated November 30, 1998, which can be obtained without cost by contacting your financial professional or by calling or writing the Fund at the telephone number and address printed on this cover page. This Statement of Additional Information is intended to provide you with further information about the Fund.


                               Euclid Mutual Funds
                           (Toll Free 1-800-272-2700)


TABLE OF CONTENTS                                                         Page
INVESTMENT OBJECTIVE AND POLICIES                                           2
INVESTMENT RESTRICTIONS                                                     2
OTHER INVESTMENT POLICIES                                                   3
PURCHASE AND REDEMPTION OF SHARES                                           6
REINSTATEMENT PRIVILEGE                                                     6
EXCHANGE PRIVILEGE                                                          7
INVOLUNTARY REDEMPTIONS                                                     7
RETIREMENT PLANS                                                            7
NET ASSET VALUE AND TAXES                                                   7
TRUSTEES AND OFFICERS OF THE TRUST                                          9
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                        11
INVESTMENT MANAGEMENT AND OTHER SERVICES                                   12
         Manager                                                           12
         Distributor                                                       13
         Distribution Plans                                                13
         Custodian, Fund Accounting Agent, Transfer Agent and
           Dividend Paying Agent                                           14
         Independent Accountants                                           14
         Counsel                                                           14
ADVISOR'S PRIOR PERFORMANCE                                                14
PORTFOLIO TRANSACTIONS AND BROKERAGE                                       16
YIELD AND PERFORMANCE INFORMATION                                          17
REGISTRATION STATEMENT                                                     18
FINANCIAL STATEMENTS                                                       18

INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective and policies and permitted investments are described in the Prospectus under the headings "Investment Objective", "Our General Investment Philosophy and Strategy", "Other Investment Policies" and "Risk Factors". Set forth below is additional information with respect to the investment policies and a description of certain financial instruments and techniques utilized by the Fund. Except as explicitly set forth in this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.

INVESTMENT RESTRICTIONS

         The first eight investment restrictions set forth below are fundamental policies of the Fund. These restrictions cannot be changed without a vote of a majority of the outstanding voting securities of the Fund. However, these policies may be modified by the Trustees without shareholder approval to the extent necessary to facilitate the implementation of a master-feeder structure for the Fund ( I.E., a structure under which the Fund acts as a feeder and invests all of its assets in a single pooled master fund with substantially the same investment objectives and policies).

         FUNDAMENTAL POLICIES. Except as stated above with respect to a master-feeder structure, the Fund may not:

         1. Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would be 25% or more of the value of its total assets (there is no such limitation with respect to obligations of the U.S. Government, its agencies or instrumentalities or with respect to investments in other investment companies complying with such policy).

         2. With respect to 75% of the Fund's assets, purchase the securities of any one issuer if immediately after such purchase (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or (ii) the Fund would own more than 10% of the outstanding voting securities of such issuer. (Such limitations do not apply to securities issued by the U.S. Government, its agencies or instrumentalities or with respect to investments in other investment companies complying with such policy).

         3. Invest in real estate, provided that this limitation shall not prohibit the purchase of securities issued by companies that invest in real estate or interests therein, including real estate investment trusts.

         4. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (if the aggregate value of the loaned securities does not at any time exceed one-third of the total assets of the Fund), or the entry into repurchase agreements.

         5. Issue "senior securities," except as permitted under the Investment Company Act of 1940.

         6. Act as an underwriter, except that the Fund technically may be deemed to be an underwriter in a registration under the Securities Act of 1933 to resell restricted securities.

         7. Invest in physical commodities or commodity contracts; provided that this limitation shall not prevent the Fund from purchasing and selling futures contracts and options.

         8. Borrow money in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of the Fund's total assets, the Fund will make no further investments until such borrowing is repaid. (Short sales and related borrowings of securities are not subject to these restrictions.)

         NON-FUNDAMENTAL RESTRICTIONS. The following investment restrictions and policies are non-fundamental and can be changed by the Board of Trustees without shareholder approval. Currently, the Fund may not:

         9. Maintain a short position, or sell securities short if, when added together, more than 100% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not considered in applying this limitation.

         10. Pledge its assets in an amount greater than 10% of the value of its total assets, and then only to secure borrowings permitted by Restriction 8 (collateral or deposit arrangements with respect to short sales, swaps and other derivatives, or the deposit of initial or maintenance margin in connection with futures contracts, will not be deemed to be a pledge of the Fund's assets).

         11. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions and initial and variation margin payments in connection with transactions in futures and options contracts. (Short sales may be made in a margin account).

         12. Purchase securities which are not readily marketable, such as securities subject to legal or contractual restrictions on resale or securities which are otherwise illiquid including repurchase agreements having more than seven days remaining to maturity, if, as a result, more than 15% of the Fund's net assets would consist of such securities.

         13. Purchase securities of any other investment company, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets, or (iii) as otherwise permitted by applicable law.

         14. Participate on a joint or a joint and several basis in any trading account in securities. (The bunching of orders for the sale or purchase of portfolio securities of two or more accounts managed by the Manager or its affiliates shall not be considered participation in a joint securities trading account).

LIMITATIONS APPLY AT THE TIME AN INVESTMENT IS MADE; A SUBSEQUENT INCREASE OR DECREASE IN PERCENTAGE RESULTING FROM CHANGES IN VALUES OR NET ASSETS WILL NOT BE DEEMED TO BE AN INVESTMENT THAT IS CONTRARY TO THESE RESTRICTIONS.

         The phrases "shareholder approval" and "vote of a majority of the outstanding voting securities", as used in the Prospectus or in this Statement of Additional Information means the affirmative vote of (i) 67% or more of the Fund's voting securities present at a meeting of shareholders if the holders of more than 50% of the Fund's outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. Shares of the Fund have voting power based on dollar value and are thus allocated in proportion to the value of each shareholder's investment on the record date.

         The Board of Trustees, which has the primary responsibility for the overall management of the Fund, has determined that, while there are certain risks inherent in using short sales, futures and options, the Manager has demonstrated its expertise and ability to use these financial instruments and investment techniques effectively. The flexibility and potential for enhanced long-term performance and risk reduction warrant their use, in the opinion of the Board of Trustees.

OTHER INVESTMENT POLICIES

         SHORT SALES. The Fund will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through the use of short sales (selling a security it does not own) in anticipation of a decline in the value of the security sold short relative to the long positions held by the Fund. Historically, the Fund has maintained a short position exposure within 5% of its long position exposure.To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account) until the short position is closed out, to the extent necessary to meet margin requirements. The Fund also will incur transaction costs in effecting short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

         INDEX FUTURES, AND INDEX AND EQUITY OPTIONS. In addition to purchasing or selling short individual securities, the Fund may purchase or sell short any type of future or option related to its investments. These may include options not traded on exchanges, futures or options tied to stock indexes or averages and options on individual securities. Futures and options also may be used or combined with each other in order to implement the Fund's overall strategy.

          Futures and options tied to a securities index such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") have been used by mutual funds for many years to manage their portfolios more efficiently. An S&P 500 futures contract is a contract to buy or sell units of the S&P 500 at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract, or holding a long position in the S&P 500. Entering into a contract to sell units is commonly referred to as selling a contract, or holding a short position in the S&P 500.

         FUTURES CONTRACTS. In contrast to purchases of a common stock, no price is paid or received by the Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in an account for the futures broker a specified amount of cash or liquid securities, currently 2% to 5% of the contract amount. This is known as "initial margin". The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Fund is required to deposit cash, liquid debt securities, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, in a segregated account with the custodian to ensure that the use of such futures contracts is not leveraged. If the value of the securities placed in the segregated account declines, additional securities, cash or cash equivalents must be placed in the segregated account so that the value of the account will at least equal the amount of the Fund's commitments with respect to such futures contracts. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the future fluctuates, a process known as "marking to the market". For example, if the Fund purchases an S&P 500 future and the S&P 500 has risen, the Fund's corresponding futures position will increase in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the S&P 500 declines, the Fund's futures position will be less valuable and the Fund will be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid to or by the Fund, and the Fund realizes a gain or a loss.

         The price of index futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market which also may cause temporary price distortions.

         Positions in futures contracts may be closed out only if there is a secondary market for such futures. Although the Fund intends to purchase or sell futures only where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin.

         Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the price in the sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

         The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

         Successful use of futures contracts by the Fund is also subject to the Manager's ability to correctly predict movements in the direction of prices for securities. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities prices and movements in the prices of futures contracts, a correct forecast of securities prices by the Manager may still not result in a successful hedging transaction over a short period of time. The Fund does not intend to devote more than 15% of its assets to margin on futures contracts.

         OPTIONS. When the Fund purchases an option, an amount equal to the premium paid by the Fund for the option (its cost) is recorded initially as an investment. The amount of the investment is "marked-to-the-market" daily to reflect the current market value of the option. If the current market value of an option exceeds the premium paid, the excess represents unrealized appreciation; conversely, if the premium paid exceeds the current market value, the excess represents unrealized depreciation.

         When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-the-market" daily to reflect the current market value of the option. If an option written by the Fund expires, or the Fund enters into a closing purchase transaction, the Fund will realize a gain (or a loss if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

         If the Fund writes a covered call option and is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires and may be required to deliver the underlying security upon exercise. Although the Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise the option in order to realize any profit or would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options it had written. Reasons for the absence of a liquid secondary market include the following: (a) there may be insufficient interest in trading certain options; (b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC" ) may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures. The Fund is required to deposit cash, liquid debt securities, liquid equity securities or cash equivalents in an amount equal to the exercise price of any option it has written in a segregated account with the custodian to ensure that the use of such options is not leveraged. The Fund does not intend to devote more than 5% of its assets to option premiums.

         OPTIONS ON FUTURES CONTRACTS. Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder of the long position would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the futures contract, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the final settlement price of the futures contract on the expiration date.

         The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

         Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts may involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts.

         In purchasing and selling futures contracts and in purchasing options on futures contracts, the Fund presently intends to comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which it is exempted from regulation as a commodity pool operator. The CFTC regulations which exempt the Fund from regulation as a commodity pool operator require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes, as defined in CFTC regulations or, alternatively, with respect to each long futures or options position, the Fund will ensure that the underlying commodity value of such contract does not exceed the sum of segregated cash or money market instruments, margin deposits on such contracts, cash proceeds from investments due in 30 days and accrued profits on such contracts held by the commodity broker, and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's total assets. There is no other limitation on the percentage of the Fund's assets that may be invested in futures and related options.

         REPURCHASE AGREEMENTS. In a repurchase agreement transaction, the Fund agrees to purchase and resell, and the seller also agrees to buy back, usually on the next business day, a security at a fixed time and price which reflects an agreed-upon market rate. Repurchase agreements may be thought of as loans to the seller collateralized by the security to be repurchased. The risk to the Fund is the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the Fund is entitled to sell the collateral. If the seller defaults when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The manager monitors the value of the collateral daily during the term of the repurchase agreement to determine that the value of the collateral equals or exceeds the agreed-upon repurchase price. If a defaulting seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws. Except for temporary defensive purposes, the Fund does not intend to invest more than 20% of its assets in repurchase agreements.

PURCHASE AND REDEMPTION OF SHARES

         The Fund does not issue share certificates. Instead, an account is established for each investor and all shares purchased or received, including those obtained through reinvestment of distributions, are credited to such account on the books of the Fund.

         Reference is made to the materials in the Prospectus under the headings "Choosing Among Classes When Purchasing Shares," "How to Invest in the Fund" and "How to Redeem Your Fund Shares," which describe the methods of purchase and redemption of the Fund's shares. If you invest through an investment dealer or agent, that firm may have its own service features, transaction charges and fees. This SAI and the accompanying Prospectus should be read in conjunction with such firms' material regarding their fees and services. If you wish us to refer you to an investment professional, call us at 1-800-272-2700. Investment professionals receive compensation for providing investment advice, and such compensation may differ for selling shares of different classes of the Fund.

         If the Board of Trustees should determine that it is advisable in the interest of the remaining shareholders of the Fund or Class to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with the applicable rules of the Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Where the Fund makes a redemption in kind, such redemption will be made in readily marketable securities whose value is easily ascertainable. The method of valuing portfolio securities for this purpose is as described under Net Asset Value and Taxes. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

REINSTATEMENT PRIVILEGE

         Reinvestment of redemption proceeds under the reinstatement privilege described in the prospectus will be made at the net asset value next determined after receipt of the reinstatement order. If the shareholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested.

         For purposes of determining the amount of CDSC payable on any subsequent redemptions, the purchase payment made through exercise of the reinvestment privilege will be deemed to have been made at the time of the initial purchase (rather than at the time the reinvestment was effected).

EXCHANGE PRIVILEGE

         The minimum value of any class of shares that may be exchanged into the fund in which shares are not already held is $1,000 and no exchange out of the fund (other than by a complete exchange of all the shares of that fund) may be made if it would reduce the shareholder's interest in that fund to less than $1,000. Participating securities dealers who have signed a Selling Agreement with the Distributor may exchange by telephone their clients' shares for the same class of another fund distributed by the Distributor.

         The Fund reserves the right at any time to modify or terminate the exchange privilege with respect to one or more classes of shares, if the Board of Trustees determines that continuing the privilege may be detrimental to shareholders.

INVOLUNTARY REDEMPTIONS

         As with voluntary redemptions, an involuntary redemption may result in the payment of a tax by the shareholder. (See "Distributions and Taxes" in the Prospectus.)

RETIREMENT PLANS

         Shares may be purchased in connection with all types of tax-deferred retirement plans. The minimum initial investment in connection with tax-deferred retirement plans is $250 and the minimum may be waived on payments made directly to the Transfer Agent. There is no minimum for additional purchase payments for tax-deferred retirement plans.

         Class A shares of the Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

         (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

         (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments, or

         (iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

             Alternatively, Class B shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

             Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

NET ASSET VALUE AND TAXES

         The net asset value per share of each class of shares is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open. The NYSE is closed on the following holidays (or the weekdays on which these holidays are celebrated when they fall on a weekend): New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         We subtract the non-class specific liabilities of a Fund from the Fund's assets to determine its total net assets. We then determine each class's proportionate interest in the Fund's net assets. The liabilities attributable to that class, including its distribution fees, are then deducted and the resulting amount is divided by the number of shares of that class outstanding to produce its net asset value per share.

         Stocks, futures and options are valued at the closing prices reported on recognized securities exchanges or if no sale was reported, and for unlisted securities, at the mean between the last-reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost (which approximates market value).

         TAX STATUS. By paying dividends representing its investment company taxable income within the time periods specified in the Internal Revenue Code of 1986, as amended (the Code) and by meeting certain other requirements, the Fund intends to qualify as a regulated investment company under the Code. Since the Fund intends to distribute annually its investment company taxable income, net capital gains, and capital gain net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If the Fund were to fail to distribute all its income and gains, it would be subject to income tax and, in certain circumstances, a 4% excise tax.

         TAXATION OF SHAREHOLDERS. Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Regardless of how long the Fund shares have been held, distributions of long-term gains realized upon the sale of capital assets are subject to a maximum federal income tax rate for noncorporate taxpayers of 20% if held for more than 12 months (10% for individuals in the 15% tax bracket). Any loss realized by a shareholder upon the disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain held for more than one year during such six-month period.

         Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

         Investors who purchase shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be taxed on the distribution when it is received even though with respect to them the distribution in effect represents a return of a portion of their purchase price. Any loss realized on a sale or exchange of shares will be disallowed if the shares disposed of are replaced within a period of 61 days beginning 30 days before being acquired.

         Individuals and certain other non-exempt payees will be subject to a 31% backup Federal withholding tax on dividends and other distributions from the Fund, as well as on the proceeds of redemptions if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies the Fund that the shareholder has failed to report proper interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.

         TAX TREATMENT OF CERTAIN TRANSACTIONS. In general, and as explained more fully below, if the Fund enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions (i) losses realized on one position may be deferred to the extent of any unrecognized gain on another position and (ii) long-term capital gains or short-term capital losses may be recharacterized, respectively, as short-term gains and long-term losses. Investments in foreign currency denominated instruments or securities may generate, in whole or in part, ordinary income or loss. The Federal income tax treatment of gains and losses realized from transactions involving options on stock or securities entered into by the Fund will be as follows: Gain or loss from a closing transaction with respect to options written by the Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss from the sale of put and call options that the Fund purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. For this purpose, an unexercised option will be deemed to have been sold on the date it expired. It should be noted, however, that if a put is acquired at a time when the underlying stock or security has been held for not more than one year, or if shares of the underlying stock or security are acquired while such put is held, any gain on the subsequent exercise, sale or expiration of the put will generally be short-term gain.

         Any regulated futures contract or listed non-equity option held by the Fund at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of the Fund's obligation (or rights) with respect to such contracts by offsetting, by taking or making delivery, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short term capital gain or loss. The Fund may make certain elections that modify the above tax treatment with respect to regulated futures contracts or listed non-equity options that are part of a mixed straddle, as defined by the Code.

         The Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect the Fund's ability to distribute adequate income to qualify as a regulated investment company.

         Treasury Regulations pursuant to Section 1092 provide for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.

         In addition to the Federal income tax consequences described above relating to an investment in the Fund, there may be other Federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their specific situations.

TRUSTEES AND OFFICERS OF THE TRUST

         The Trustees and officers of the Trust and their business affiliations for the past five years are as follows:

 NAME,ADDRESS AND AGE           POSITION WITH THE TRUST    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 --------------------           -----------------------    ----------------------------------------

 James Balog                    Trustee                    Retired; Director and member of the Audit, Investment, Stock
 2205 N. South Wind Blvd.                                  Option and Compensation Committees of Transatlantic Holdings, Inc.
 Vero Beach, FL 32963                                      (reinsurance); Director and Member of the Executive Committee of
 (70)                                                      Elan, Plc (pharmaceuticals); Director and Member of the Executive and Investment & Credit Committees of Great West Life and Annuity
                                                           Insurance Company; Member of the Technical Advisory Board of Galen
                                                           Partners (health care); and Trustee of Zweig Series Trust.  Former
                                                           Director, Chairman of the Audit Committee and Member of the
                                                           Executive Committee of A.L. Pharma, Inc. (health care); Chairman of 1838 Investment Advisors, L.P. and Chairman of Lambert Brussels
                                                           Capital Corporation (investments);

 Claire B. Benenson             Trustee                    Consultant on Financial Conferences and Former Director of
 870 U.N. Plaza                                            Financial Conferences and Chairman, Department of Business and
 New York, NY 10017 (79)                                   Financial Affairs, The New School for Social Research. President
                                                           of the Money Marketeers of New York University; Trustee of Zweig
                                                           Series Trust and of Simms Global Fund; and Director of The Burnham
                                                           Fund Inc.; Former Director of Zweig Cash Fund Inc.

 S. Leland Dill                 Trustee                    Retired; Director of Coutts & Co. Trust Holdings Limited, Coutts &
 5070 North Ocean Dr.                                      Co. Group, Coutts & Co. (USA) (private banking); Trustee of BT
 Singer Island, FL 33404                                   Portfolios, BT Investment Funds and Zweig Series Trust.  Former
 (68)                                                      partner of Peat Marwick Mitchell & Co. and Director of Zweig Cash
                                                           Fund Inc. and Vintners International Company, Inc. (winery).

 Eugene J. Glaser*              Chairman, President,       President of the Manager and of Zweig/Glaser Advisers;
 900 Third Avenue               Chief Executive            President and Director of the Distributor; Chairman and Trustee of Zweig
 New York, NY 10022             Officer and Trustee        Series Trust; Director of The Zweig Fund, Inc.; and former (58)
                                                           Director of Zweig Cash Fund Inc.

NAME, ADDRESS AND AGE           POSITION WITH THE TRUST    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------           -----------------------    ----------------------------------------

 David Katzen*                  Executive Vice President   Executive Vice President of the Manager; Senior Vice President
 900 Third Avenue               and Trustee                of Zweig/Glaser Advisors and Zweig Series Trust, and Vice
 New York, NY 10022                                        President of Zweig Advisors Inc.   Former Director of
 (41)                                                      Quantitative Research at Avatar Investors Associates Corp.;
                                                           Director of Equity Research for Zweig Total Return Advisors, Inc.;
                                                           Research Director of Zweig Advisors Inc.; and Vice President of The
                                                           Zweig Fund, Inc. and ZZK Management, Inc.

 Donald B. Romans               Trustee                    President of Romans & Company (private investors and financial
 233 East Wacker Dr.                                       consultants); Director of Zweig Series Trust and The Burnham Fund
 Chicago, IL 60601                                         Inc.; Former Consultant to and Executive Vice President and Chief
 (67)                                                      Financial Officer of Bally Manufacturing Corporation and Director
                                                           of Zweig Cash Fund Inc.

  Barry Mandinach               First Vice President       Executive Vice President of the Distributor; Senior Vice President
  900 Third Avenue                                         of the Manager and of Zweig/Glaser Advisers.  First Vice President
  New York, NY 10022                                       of Zweig Series Trust.
  (42)


 NAME,ADDRESS AND AGE           POSITION WITH THE TRUST    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 --------------------           -----------------------    ----------------------------------------

  Alfred J. Ratcliffe           First Vice President,      First Vice President of the Manager and of Zweig/Glaser Advisers;
  900 Third Avenue              Treasurer, Principal       First Vice President, Principal Accounting Officer, Treasurer and
  New York, NY 10022            Accounting Officer         Assistant Secretary of Zweig Series Trust; Former Vice
  (51)                          and Assistant Secretary    President of The Bank of New York.

  Charles I. Leone              First Vice President       First Vice President and Chief Financial Officer of the Manager
  900 Third Avenue              and Assistant Secretary    and of Zweig/Glaser Advisers; First Vice President, Chief
  New York, NY 10022                                       Financial Officer and Assistant Secretary of the Distributor;
  (37)                                                     First Vice President and Assistant Secretary of Zweig Series
                                                           Trust; Former Assistant Treasurer of Zweig Cash Fund Inc.

  Annemarie Gilly               First Vice President       First Vice President of the Manager and the Distributor;
  900 Third Avenue                                         Vice President of Zweig Series Trust; Former  Vice President of Concord
  New York, NY 10022                                       Financial Group and Executive Vice President and Chief Operating
  (47)                                                     Officer of The Gabelli Equity Trust, Inc.

  Beth Abraham                  Assistant Vice             Assistant Vice President of Zweig/Glaser Advisers and Zweig Series
  900 Third Avenue              President                  Trust
  New York, NY 10022
  (43)

  Rhonda Lee Berzner            Assistant Vice             Senior Research Analyst for the Manager and Zweig/Glaser Advisers;
  900 Third Avenue              President                  and Assistant Vice President of Zweig Series Trust.
  New York, NY 10022
  (33)

  Tom Disbrow                   Assistant Vice             Vice President of the Manager and of Zweig/Glaser Advisers;
  900 Third Avenue              President and              Assistant Vice President and Assistant Treasurer of Zweig Series
  New York, NY 10022            Assistant Treasurer        Trust.
  (32)

 NAME,ADDRESS AND AGE           POSITION WITH THE TRUST    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 --------------------           -----------------------    ----------------------------------------

  Tom Farrell                   Assistant Vice             Assistant Vice President of the Manager and of Zweig/Glaser
  900 Third Avenue              President and              Advisers.
  New York, NY 10022            Assistant Treasurer
  (34)

  Marc Baltuch                  Secretary                  First Vice President of the Manager and of Zweig/Glaser Advisers;
  900 Third Avenue                                         Director, First Vice President, Chief Compliance Officer and
  New York, NY 10022                                       Secretary of the Distributor.; Director and  President of Watermark
  (53)                                                     Securities, Inc. Secretary of Zweig Series Trust; Assistant
                                                           Secretary of Gotham Advisors, Inc., Zweig Total Return Advisors,
                                                           Inc. and of Zweig Advisors Inc.;  Former Secretary of Zweig Cash
                                                           Fund Inc.

*DESIGNATES A TRUSTEE WHO IS AN "INTERESTED PERSON" OF THE TRUST WITHIN THE MEANING OF THE 1940 ACT.

     Set forth below is a table showing the compensation of the Board of
Trustees:

                                                             Total Compensation
                                   Aggregate Compensation    from the Trust paid
Name of Person, Position               From the Trust          to the Trustees
------------------------               --------------           ---------------

James Balog, Trustee                     $4,125                   $4,125

Claire B. Benenson, Trustee               4,125                    4,125

S. Leland Dill, Trustee                   4,125                    4,125

Eugene J Glaser, Chairman,
Chief Executive Officer and
Trustee                                       0                        0

David Katzen, Executive Vice
President and Trustee                         0                        0

Donald B. Romans, Trustee                 4,125                    4,125

         Those Trustees and officers of the Trust who are affiliated with the Distributor or the Manager are not separately compensated for their services as Trustees or officers of the Trust. The Fund currently pays each of its "disinterested" Trustees a fee of $2,500 per year, plus $750 per meeting attended ($500 per phone meeting) and reimburses their expenses for attendance at meetings. For the period May 1, 1998(commencement of operations) to October 31, 1998, the fees and expenses of disinterested Trustees, as a group, were $16,530. As of October 31, 1998, except for Dr. Zweig, the Trustees and officers of the Trust, as a group, owned less than 1% of any Class of the Fund.

             Trustees may be removed from office at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A shareholders meeting may be called by the Trustees or by the President of the Trust, or shall be called promptly by the Trustees upon the written request of shareholders of the Trust holding at least ten percent (10%) of the outstanding shares entitled to vote. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

            As of October 31, 1998, to the Fund's knowledge, except for Mollie
F. Zweig (625 Park Avenue, New York, NY 10021) who owns 45.44%, Dr. Martin E. Zweig (900 Third Avenue, New York, NY 10022) who owns 9.27%, The Loomis Institute (4 Batchelder Road, Windsor, CT 06095) who owns 9.22%, Raymond Larsen (7914 Fisher Island Drive, Fisher Island FL 33109) who owns 7.51%, and R & L Equity Partners (5400 Jefferson Highway, Harahan, LA 70123) who owns 6.50% of the Fund's Class I Shares; and William M.& Sharon Hope (3615 Oakton Ridge, Minnetonka, MN 55305) who own 6.98% of the Fund's Class A Shares, no person is the beneficial owner of 5% or more of the outstanding shares of any Class of Shares of the Fund.

             In addition, as of October 31, 1998, to the Fund's knowledge, except for Merrill Lynch, Pierce, Fenner & Smith Inc. (4800 Deer Lake Drive East, Jacksonville, FL 32246) who owns 7,24% of the Fund's Class A Shares, 26.86% of the Fund's Class B Shares and 18.00% of the Fund's Class C Shares, Prudential Securities Inc. (fbo Zweig Advisors MPP/PS Plan, 900 Third Avenue, New York, NY 10022) who owns 8.78% of the Fund's Class I Shares, and Donaldson, Lufkin and Jenrette Securities Corp., Inc. (P.O. Box 2052, Jersey City NJ 07303) who owns 6.69% of the Fund's Class A Shares, no person is the record owner of 5% or more of the outstanding shares of any Class of Shares of the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

         MANAGER. The Trust and Euclid Advisors LLC, the Manager, entered into an investment management agreement, dated April 16, 1998, (the "Management Agreement") pursuant to which the Manager reviews the portfolio of securities and investments of the Fund, and advises and assists the Fund with respect to the selection, acquisition, holding or disposal of securities. In addition, the Manager makes recommendations with respect to other aspects and affairs of each Fund. The Manager also furnishes the Trust with certain administrative services, office space and equipment, and permits its officers and employees who may be elected Trustees or officers of the Trust to serve in the capacities to which they are elected without additional compensation from the Trust. All other expenses incurred in the operation of the Fund are borne by the Fund, including: interest, taxes, fees and commissions of every kind; expenses of issue, repurchase or redemption of shares; costs of registering or qualifying shares for sale (including printing costs, legal fees and other expenses relating to the preparation and filing of the Fund's registration statement with the appropriate regulatory authorities and the production and filing of the Fund's prospectus); costs of insurance; association membership dues; all charges of custodians, including fees as custodian, escrow agent, and fees for keeping books and performing portfolio valuations; all charges of transfer agents, registrars, pricing services, independent accountants and legal counsel; expenses of preparing, printing and distributing prospectuses and all proxy materials, reports and notices to shareholders; expenses of distribution of shares pursuant to Rule 12b-1 Plans; out-of-pocket expenses of Trustees; fees of Trustees who are not "affiliated persons" as defined in the 1940 Act; and all other costs incident to the Trust's existence as a business trust. The Distributor purchases copies of the Fund's prospectus and shareholder reports used for sales purposes at printer's overrun cost.

         The Fund pays the Manager for its services pursuant to the Management Agreement a monthly fee at the annual rate of 1.50% of the average daily net assets of the Fund. During the period May 1, 1998 (commencement of operations) to October 31, 1998, the management fees paid to the Manager by the Fund aggregated $883,943 before expense reimbursements. The Manager has voluntarily undertaken to limit the expenses of the Fund (exclusive of taxes, interest, dividends paid on securities sold short, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1999 to 2.00% of its average daily net assets During the period May 1, 1998 (commencement of operations) to October 31, 1998, the Manager's reimbursements to the Fund aggregated $52,190. The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or "interested persons" of any such party. The Management Agreement may be terminated without penalty by either party on 60 days' written notice and must terminate in the event of its assignment.

         The Management Agreement provides that the Manager is liable only for its acts or omissions caused by its willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Manager to render services to others and to engage in other activities.

         The Manager may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Fund. The Distributor or its affiliates may provide the Manager (without charge to the Fund) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to the Fund.

         The Manager has adopted a Code of Ethics (the "Code") that requires all persons subject to the Code to pre-clear any proposed non-exempt personal securities transaction. Permission for any proposed transaction will be granted provided it is determined that such would not negatively impact activity in client accounts. In the event that a client of Manager's affiliates also owns such security, or it is proposed that such client purchase such security, available investments or opportunities for sales will be allocated in a manner deemed to be equitable by the Manager.

         DISTRIBUTOR. Pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"), Zweig Securities Corp., the Distributor, acts as distributor of the Fund's shares. The Distribution Agreement was approved by the Trustees on April 16,1998. The compensation of the Distributor and selling dealer is described the Prospectus under "Choosing Among Classes When Purchasing Shares." Normally, the Distributor receives a front-end sales commission on sales of Class A Shares, a declining CDSC ranging from 5% to 1% on Class B Shares held for less than seven years, and a CDSC of 1.25% on Class C Shares held for less than one year. A 1% CDSC may apply on redemptions within 18 months of purchases of Class A Shares not subject to a sales charge. The Distributor also is compensated under the Rule 12b-1 distribution plans as described more fully below. During the period May 1, 1998 (commencement of operations) to October 31, 1998, $37,539 and $ 21,413 in CDSC's was collected on Class B and Class C Shares, respectively.

         The Distributor may reallow amounts in excess of the sales concessions listed in the Prospectus, and pay certain costs, to dealers who provide additional services and special assistance in selling shares of the Fund.

         DISTRIBUTION PLANS. The Fund has adopted a distribution plan for each class of shares except Class I Shares in accordance with Rule 12b-1 under the Act (the "Plan"), to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares (other than Class I Shares) pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class and a distribution fee based on average daily net assets at the rate of 0.05% per annum for Class A Shares and 0.75% per annum for Class B Shares and Class C Shares. If the Distributor receives any Rule 12b-1 payments in excess of actual distribution expenses, the difference could be viewed as profit to the Distributor for that year. Accordingly, the Fund's Class A, B, and C Rule 12b-1 Plans are classified as compensation plans.

         A report of the amounts expended under the Plan must be made to, and reviewed by, the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by a majority of the Board, including a majority of the Board who are neither "interested persons" of the Fund (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plan (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

         The Plan is subject to annual approval by a majority of the Board of Trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Qualified Trustees or, with respect to any class - by vote of a majority of the shares of such class. . If the Plan is terminated (or not renewed) with respect to one or more classes, it may continue in effect with respect to any class as to which it has not been terminated (or has not been renewed). Pursuant to the Plan, any new Trustee who is not an "interested person" must be nominated by existing Trustees who are not "interested persons".

             During the period May 1, 1998 (commencement of operations) to October 31, 1998, the Class A Shares, Class B Shares and Class C Shares paid $43,240, $146,745 and $193,313, respectively, pursuant to the Fund's distribution plans.

         Because all amounts paid pursuant to the Plan is paid to the Distributor, the Distributor, its officers, directors and employees, may all be deemed to have a direct or indirect financial interest in the operation of the Plan. None of the Trustees who is not an "interested person" of the Fund has a direct or indirect financial interest in the operation of the Plan.

         Benefits from the Plan may accrue to the Fund and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plan. Increases in the Fund's net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions. Under its terms, the Plan will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above.

         The adoption of the Plan was approved by the Board of Trustees, including a majority of the Qualified Trustees, at a meeting held on April 16, 1998. Prior to approving the adoption of the Plan, the Board requested and received from the Distributor all the information that it deemed necessary to arrive at an informed determination as to such continuance and adoption of the Plans. In making its determination to adopt the Plan, the Board considered, among other factors: (1) the experience under a substantially identical Plan and previous Rule 12b-1 Plan's of Zweig Series Trust, and whether such experience indicates that the Plan would operate as anticipated; (2) the benefits the Fund would be likely to obtain under the Plan; including the fact that the Plan was necessary to permit the Fund to offer exchangeability of its shares for shares of the same Class of the funds that comprise Zweig Series Trust (3) what services would be provided under the Plan by the Distributor to the Fund and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plan. Based upon their review, the Board, including each of the Qualified Trustees, determined that the adoption of the Plan would be in the best interest of the Fund, and that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. In the Board's quarterly review of the Plan, the Trustees will consider its continued appropriateness and the level of compensation provided therein.

         The Board of Trustees has the right to terminate the Rule 12b-1 Plan for the Class B Shares, and in the event of such termination, no further payments would be made thereunder. However, in the event the Board of Trustees were to terminate the Rule 12b-1 Plan for the Class B Shares for any Fund, the Fund may not thereafter adopt a new Rule 12b-1 Plan for a class of that Fund having, in the good faith determination of the Board of Trustees, substantially similar economic characteristics to the Class B Shares. Termination of the Rule 12b-1 Plan for the Class B Shares or the Distribution Agreement does not affect the obligation of the Class B shareholders to pay CDSC's. The Distributor has sold its right to receive certain payments under the Distribution Agreement to financial institutions in order to finance the distribution of the Class B Shares.

         The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.

         CUSTODIAN, FUND ACCOUNTING AGENT, TRANSFER AGENT AND DIVIDEND PAYING AGENT. The Bank of New York, One Wall Street, New York, New York 10286 serves as custodian and fund accounting agent, and State Street Bank and Trust Company, P.O. Box 8505, Boston, Massachusetts 02260-8505, serves as the transfer agent and dividend paying agent for the Fund.

         INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 1301 Avenue of the Americas, New York, New York 10019, serves as independent accountants for the Fund. In addition to reporting annually on the financial statements of the Fund, the Fund's accountants also review certain filings of the Fund with the Securities and Exchange Commission.

         COUNSEL. Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, is counsel to the Fund. The firm also acts as counsel to the Manager and the Distributor.

ADVISOR'S PRIOR PERFORMANCE.

             Prior to the commencement of operations of the Fund, Euclid Advisors LLC served as the manager of other accounts. The performance information shown below is based on a composite of all accounts with investment objectives, policies and strategies that were substantially similar to those of the Fund managed by Euclid Advisors LLC or by Euclid Advisors, Inc., the Manager's predecessor, and Zweig/Katzen Investors, L.P. (collectively, the "Accounts"). David Katzen was the portfolio manager for each of the Accounts since inception.

         The performance information shown in the table below has been adjusted to give effect to the annualized expenses of the different classes of shares during the Fund's first fiscal year of operations (without giving effect to any expense waivers or reimbursements). The information below should not be considered a prediction of future performance of the Fund. The performance of the Fund may be higher or lower than the performance of the Accounts. The Accounts were not registered under the 1940 Act and therefore were not subject to the diversification and other requirements of the 1940 Act and the Internal Revenue Code. If the Accounts had been subject to these requirements, their performance might have been adversely affected. The following tables also shows the average annual total returns on 3-month U.S. Treasury bills for the same periods.

                                                                                                     EIGHT-YEAR PERIOD
PERFORMANCE OF ACCOUNTS ADJUSTED FOR THE     ONE-YEAR PERIOD   THREE-YEAR PERIOD  FIVE-YEAR PERIOD   FROM INCEPTION
FEES AND EXPENSES OF THE DIFFERENT                ENDING             ENDING             ENDING       ON JANUARY 1, 1990
CLASSES OF SHARES OF THE FUND                 DEC. 31, 1997      DEC. 31, 1997      DEC. 31, 1997    TO DEC. 31, 1997
-----------------------------------------------------------------------------------------------------------------------
         Class A with maximum sales charge        3.46%               9.14%             7.55%             11.23%
             Class A  with no sales charge        9.48%              11.22%             8.77%             12.02%
                         Class B with CDSC        4.48%               9.62%             7.72%             11.34%
                      Class B with no CDSC        8.72%              10.45%             8.02%             11.34%
                         Class C with CDSC        7.47%              10.45%             8.02%             11.24%
                      Class C with no CDSC        8.72%              10.45%             8.02%             11.24%
                                   Class I        9.80%              11.55%             9.10%             12.35%

Performance of 3-month U.S. Treasury Bills.       5.31%               5.45%             4.78%              5.14%

                                                                                                     EIGHT-YEAR PERIOD
PERFORMANCE OF ACCOUNTS ADJUSTED FOR THE     ONE-YEAR PERIOD   THREE-YEAR PERIOD  FIVE-YEAR PERIOD   FROM INCEPTION
FEES AND EXPENSES OF THE DIFFERENT                ENDING             ENDING             ENDING       ON JANUARY 1, 1990
CLASSES OF SHARES OF THE FUND                 APRIL 30,1998      APRIL 30, 1998     APRIL 30, 1998   TO APRIL 30, 1998
-----------------------------------------------------------------------------------------------------------------------
         Class A with maximum sales charge       10.17%               9.70%             7.16%             11.39%
             Class A  with no sales charge       16.58%              11.79%             8.38%             12.15%
                         Class B with CDSC       10.78%              10.20%             7.33%             11.47%
                      Class B with no CDSC       15.78%              11.01%             7.63%             11.47%
                         Class C with CDSC       14.53%              11.01%             7.63%             11.38%
                      Class C with no CDSC       15.78%              11.01%             7.63%             11.38%
                                   Class I       16.93%              12.12%             8.70%             12.49%

Performance of 3-month U.S. Treasury  Bills.      5.28%               5.37%             4.93%              5.15%

         The above table is not the performance of the Fund. Giving effect to the expense limitation set forth in the "Fee Table" section, the average annual total return of the Accounts for the one-year, three-year, five-year and periods since-inception would have been approximately 0.04% higher for all classes of shares.

         An investment in 3-month U.S. Treasury Bills is different from an investment in the Fund or in the Accounts because Treasury Bills are backed by the full faith and credit of the United States, have a fixed rate of return and a short duration, and investors in Treasury Bills do not risk losing capital.

            The following table shows the total return of the Accounts, QUARTER BY QUARTER, since inception adjusted for the expenses of the different classes of shares but without adjustment for sales charges. Sales charges apply at the time of purchase (Class A Shares) or if shares are redeemed within specified periods (Class B and Class C Shares) - see "Choosing Among Classes When Purchasing shares" in the prospectus. Also shown, by quarter, is the total return of 3-month U.S. Treasury bills.

                                      1998    First Quarter     Second Quarter*
             Adjusted for Class A expenses        4.62%              0.28%
             Adjusted for Class B expenses        4.44%              0.22%
             Adjusted for Class C expenses        4.44%              0.22%
           Adjusted for Class  I  expenses        4.69%              0.30%

Performance of 3-month U.S. Treasury Bills.       1.30%              0.42%

                                                               *through April 30

                                      1997    First Quarter      Second Quarter     Third Quarter     Fourth Quarter
             Adjusted for Class A expenses        0.81%              2.49%               6.86%           -0.85%
             Adjusted for Class B expenses        0.64%              2.31%               6.68%           -1.02%
             adjusted for Class C expenses        0.64%              2.31%               6.68%           -1.02%
           adjusted for Class  I  expenses        0.89%              2.56%               6.94%           -0.77%

Performance of 3-month U.S. Treasury Bills.       1.31%              1.31%               1.30%            1.31%

                                      1996    First Quarter      Second Quarter     Third Quarter     Fourth Quarter
             adjusted for Class A expenses        0.85%              5.97%               0.04%            3.98%
             adjusted for Class B expenses        0.68%              5.79%              -0.13%            3.80%
             adjusted for Class C expenses        0.68%              5.79%              -0.13%            3.80%
           adjusted for Class  I  expenses        0.93%              6.05%               0.12%            4.06%

Performance of 3-month U.S. Treasury Bills.       1.27%              1.30%               1.32%            1.29%

                                      1995    First Quarter      Second Quarter     Third Quarter     Fourth Quarter
             adjusted for Class A expenses        0.62%              8.11%               5.85%           -1.84%
             adjusted for Class B expenses        0.44%              7.93%               5.67%           -2.01%
             adjusted for Class C expenses        0.44%              7.93%               5.67%           -2.01%
           adjusted for Class  I  expenses        0.69%              8.19%               5.93%           -1.77%

Performance of 3-month U.S. Treasury Bills.       1.49%              1.45%               1.39%            1.36%

                                      1994    First Quarter      Second Quarter     Third Quarter     Fourth Quarter
             Adjusted for Class A expenses        1.49%              -0.45%             -4.18%            3.32%
             adjusted for Class B expenses        1.31%              -0.63%             -4.35%            3.14%
             adjusted for Class C expenses        1.31%              -0.63%             -4.35%            3.14%
           adjusted for Class  I  expenses        1.57%              -0.38%             -4.11%            3.40%

Performance of 3-month U.S. Treasury Bills.       0.83%               1.04%              1.15%            1.36%

                                      1993    First Quarter      Second Quarter     Third Quarter     Fourth Quarter
             Adjusted for Class A expenses        8.13%              3.44%              4.78%            -5.57%
             adjusted for Class B expenses        7.94%              3.26%              4.60%            -5.74%
             adjusted for Class C expenses        7.94%              3.26%              4.60%            -5.74%
           adjusted for Class  I  expenses        8.21%              3.51%              4.86%            -5.50%

Performance of 3-month U.S. Treasury Bills.       0.76%              0.76%              0.77%             0.79%

                                      1992    First Quarter      Second Quarter     Third Quarter     Fourth Quarter
             Adjusted for Class A expenses        2.52%              2.83%              0.35%             3.55%
             adjusted for Class B expenses        2.34%              2.65%              0.18%             3.37%
             adjusted for Class C expenses        2.34%              2.65%              0.18%             3.37%
           adjusted for Class  I  expenses        2.60%              2.91%              0.43%             3.63%

Performance of 3-month U.S. Treasury Bills.       1.00%              0.94%              0.80%             0.79%

                                      1991    First Quarter      Second Quarter     Third Quarter     Fourth Quarter
             Adjusted for Class A expenses        1.26%              0.56%              3.56%             5.83%
             adjusted for Class B expenses        1.09%              0.39%              3.38%             5.65%
             adjusted for Class C expenses        1.09%              0.39%              3.38%             5.65%
           adjusted for Class  I  expenses        1.34%              0.64%              3.64%             5.91%

Performance of 3-month U.S. Treasury Bills.       1.56%              1.44%              1.40%             1.17%

                                      1990    First Quarter      Second Quarter     Third Quarter     Fourth Quarter
             Adjusted for Class A expenses        0.93%              5.21%             14.60%             9.42%
             Adjusted for Class B expenses        0.76%              5.03%             14.41%             9.23%
             Adjusted for Class C expenses        0.76%              5.03%             14.41%             9.23%
           Adjusted for Class  I  expenses        1.01%              5.29%             14.68%             9.50%

Performance of 3-month U.S. Treasury Bills.       1.99%              2.01%              1.94%             1.81%


PORTFOLIO TRANSACTIONS AND BROKERAGE

         Officers and Trustees of the Fund and officers of the Manager who are also officers or directors of the Distributor or its affiliates receive indirect benefits from the Fund as a result of its usual and customary brokerage commissions which the Distributor or its affiliates may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The Management Agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund that the Distributor may receive. During the period May 1, 1998 (commencement of operations) to October 31, 1998, the Fund paid total brokerage commissions of $958,971, of which $825, or 0.1% was paid to the Distributor.

         Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Manager may receive orders for transactions by the Fund. Information so received will enable the Manager to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful and of value to the Manager and its affiliates in servicing other clients as well as the Fund; in addition, information obtained by the Manager and its affiliates in servicing other clients may be useful and of value to the Manager in servicing the Fund. No principal transactions are effected with Zweig Securities Corp. or any of its affiliated companies.

         The Fund may from time to time allocate brokerage commissions to firms that furnish research and statistical information to the Manager. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities and similar information relating to securities. No formula has been established for the allocation of business to such brokers. Consideration may be given to research provided and payment may be made of a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.

          Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution alone, nor generally can the value of research services be measured. Research services furnished might be useful and of value to the Manager and its affiliates in serving other clients as well as the Fund, but on the other hand, any research service obtained by the Manager or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Manager in carrying out its obligation to the Fund.

         There are no fixed limitations regarding the turnover rates of the Fund's long and short portfolios. In computing the portfolio turnover rate, all securities, including options, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of securities in the Fund's long or short portfolio for the fiscal year by (B) the monthly average of the value of portfolio securities owned by such portfolio during the fiscal year.

         The exercise of calls written by the Fund may cause the Fund to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those that would apply to direct purchases or sales of portfolio securities.

YIELD AND PERFORMANCE INFORMATION

         The Fund will include performance data for Class A, Class B and Class C Shares of the Fund in its advertisements, sales literature and other information distributed to the public that includes performance data of the Fund. Such performance information will be based on investment yields or total returns for the Fund.

         YIELD. Yield may not be the same as the distribution rate or the income reported in the Funds' financial statements. We compute yield by taking the interest and dividend income the Fund earns in a 30-day period, net of expenses, and dividing that amount by the average number of shares entitled to receive dividends. Yield will be calculated, using a one-month base period, according to the following formula:

         Yield = 2 X [(a-b/cd) + 1]6 - 1
 Where:
 a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
 d = the maximum offering price per share on the last day of the period.

         AVERAGE ANNUAL TOTAL RETURN. Total return represents the average annual compounded rate of return on an investment of $1,000 at the maximum public offering price (in the case of Class A Shares) or reflecting the deduction of any applicable CDSC. All data are based on past investment results. Average annual total return for a given period is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         P (1 + T) n = ERV
 Where:
 P =   a hypothetical initial investment in the Fund of $1,000
 T =   average annual total return n = number of years in period
 ERV = ending redeemable value, at the end of the period, of a hypothetical
       $1,000 investment in the Fund made at the beginning of the period.

         The investment results of Shares of the Fund will tend to fluctuate over time, so that historical yields, current distributions and total returns should not be considered representations of what an investment may earn in any future period. Actual dividends will tend to reflect changes in market yields, and will also depend upon the level of a Class's or the Fund's expenses, realized or unrealized investment gains and losses, and the results of the Fund's investment policies. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.

         The Fund also may include in its advertisements data from Age Wave, Inc.; the American Association of Retired Persons; BARRON'S; BUSINESS WEEK; CDA/Wiesenberger Investment Companies Service; Dalbar Surveys; DONOGHUE'S MONEY FUND REPORT; FINANCIAL PLANNING; FINANCIAL WORLD; FORBES; FORTUNE; FUNDSCOPE, HULBERT FINANCIAL DIGEST; Ibbotson Associates; INDIVIDUAL INVESTOR; INVESTMENT ADVISOR; INVESTORS BUSINESS DAILY; THE LISCIO REPORT; Lipper Analytical Services, Inc.; Micropal Inc.; MONEY; MORNINGSTAR MUTUAL Funds; MUTUAL FUND FORECASTER; MUTUAL FUNDS MAGAZINE; The National Center for Education Statistics; THE NEW YORK TIMES; The Philatelic Foundation; SMART MONEY; USA TODAY; U.S. NEWS & WORLD REPORT; THE WALL STREET JOURNAL; WORTH and other industry publications.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information and the Prospectus form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

            The audited financial statements of the Fund for the fiscal year ended October 31, 1998 and the report of the Fund's independent accountants in connection therewith, are included in the 1998 Annual Report to Shareholders, which is incorporated by reference into this Statement of Additional Information. Copies of the 1998 Annual Report are available upon request, without charge, by calling 1-800-272-2700.

                                     PART C

                                OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

           (a)       Financial Statements

                         For Euclid Market Neutral Fund

                  The following report and financial statements for Euclid Market Neutral Fund (the "Fund") are incorporated in Part B by reference to the Fund's Annual Report to Shareholders for the period May 1, 1998 (commencement of operations) to October 31, 1998; Report of PricewaterhouseCoopers LLP, Independent Accountants; Statement of Operations for the period May 1, 1998 (commencement of operations) to October 31, 1998; Statement of Changes in Net Assets for the period May 1, 1998 (commencement of operations) to October 31, 1998; Schedule of Investments and Securities Sold Short dated October 31, 1998; Statement of Assets and Liabilities dated October 31, 1998; and the Notes to Financial Statements dated October 31, 1998.

           (b)       Exhibits

                  (1)                       Agreement and Declaration of Trust.*

                  (2)                       By-laws of the Trust.*

                  (3)                       Inapplicable.

                  (4)                       Inapplicable.

                  (5) Management Agreement between the Trust and Euclid Advisors LLC.**

                  (6)                       Distribution Agreements.**

                  (7)                       Inapplicable.

                  (8)                       Custodian Agreement.**

                  (9)                       Transfer Agency Agreement.**

                  (10)                      Opinion of counsel.

                  (11)                      Consent of independent accountants.

                  (12)                      Inapplicable.

                  (13) Subscription Agreement for Shares of the Euclid Market Neutral Fund.**

                  (14)               (a)    Individual Retirement Account.**

                                     (b)    Simple Individual Retirement
                                            Account.**

                                     (c)    401(k) Prototype Plan.**

                                     (d)    403(b)(7) Custodial Account.**

                  (15)                      Rule 12b-1 Distribution Plan.**

                  (16)                      Inapplicable.

                  (17)                      Inapplicable.

                  (18)                      Rule 18f-3 Plan.**

                  (19)                      Powers of Attorney.**
-------------------------
Notes to Item 24 (b).
* Previously filed with the Registrant's Registration Statement filed on Form N-1A on February 5, 1998 and incorporated herein by reference.

** Previously filed with the Registrant's Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A on or about April 28, 1998 and incorporated herein by reference.

Item 25.          Persons Controlled by or Under Common Control with the Trust

                  The Trust does not control and is not under common control with any other person.

Item 26.          Number of Holders of Securities

                  Shares of Beneficial Interest of:      Number of Record
                  Euclid Market Neutral Fund             Holders as of October 31, 1998
                  --------------------------             ------------------------------

                  Class A                                        1,442

                  Class B                                        2,423

                  Class C                                        2,154

                  Class I                                           22

Item 27.          Indemnification

                  All officers, Trustees, employees and agents of the Trust are to be indemnified as set forth in Article VII of the Agreement and Declaration of Trust filed herewith. The Trust (i) may indemnify an agent of the Trust or any person who is serving or has served at the Trust's request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and (ii) shall indemnify each person who is, or has been, a Trustee, officer or employee of the Trust and any person who is serving or has served at the Trust's request as a director, officer, trustee or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, to the fullest extent consistent with the Investment Company Act of 1940 and in the manner provided in the By-Laws; provided that such indemnification shall not be available to any of the foregoing persons in connection with a claim, suit or other proceeding by such person against the Trust or a series (or class) thereof. To this end, the Trust intends to obtain an Officers' and Trustees' Errors and Omissions Insurance Policy for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

                  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted for trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Manager

                  The investment manager of the Trust, Euclid Advisors LLC ("Euclid"), which is a wholly owned subsidiary of Zweig/Glaser Advisers, a general partnership ("ZGA"), engages in no business other than that of investment counselling for clients, including the Zweig Series Trust and the Trust, registered investment companies. The Officers and Directors of Euclid and ZGA and their respective relationships with Zweig Securities Corp. (the "Distributor") and with the Trust are as follows:


                                                            POSITION WITH
                               -------------------------------------------------------------------------------------
                               EUCLID AND ZGA               DISTRIBUTOR                 TRUST
                               ---------------------------- --------------------------- ----------------------------

Eugene J. Glaser               Manager and President of     President and Director      Trustee, Chairman,
                               Euclid and President of ZGA                              President and Chief
                                                                                        Executive Officer

Martin E. Zweig, Ph.D.         Chairman of Euclid and ZGA   None                        None

Barry M. Mandinach             Senior Vice President of
                               Euclid and ZGA               Executive Vice President    First Vice President

David Katzen                   Executive Vice President     None                        Trustee and Executive Vice
                               of Euclid and Senior Vice                                President
                               President of ZGA

Alfred J. Ratcliffe            First Vice President of      None                        First Vice President,
                               Euclid and ZGA                                           Treasurer, Principal
                                                                                        Accounting Officer and
                                                                                        Assistant Secretary

Charles I. Leone               First Vice President and     First Vice President,       First Vice President and
                               Chief Financial Officer of   Chief Financial Officer     Assistant Secretary
                               Euclid and ZGA               and Assistant Secretary

Annemarie Gilly                First Vice President of      First Vice President        First Vice President
                               Euclid

Marc Baltuch                   First Vice President of      First Vice President,       Secretary
                               Euclid and ZGA               Chief Compliance Officer,
                                                            Secretary and Director

Gavin M. Whitmore              First Vice President of      None                        None
                               Euclid and Vice President
                               of ZGA

Jeffrey Cerutti                First Vice President of      None                        None
                               Euclid and Vice President
                               of ZGA

Rhonda Lee Berzner             Senior Research Analyst      None                        Assistant Vice President
                               for Euclid and ZGA

Tom Disbrow                    Assistant Vice President     None                        Assistant Vice President
                               of Euclid and Vice                                       and Assistant Treasurer
                               President of ZGA

Tom Farrell                    Assistant Vice President     None                        Assistant Vice President
                               of Euclid and ZGA                                        and Assistant Treasurer

                  The principal occupation of all of such persons other than Dr. Zweig and Mr. Baltuch is with Euclid and ZGA, and the business address of such persons is 900 Third Avenue, New York, New York 10022. Dr. Zweig's principal occupation is an investment advisor and analyst, and Mr. Baltuch's principal occupation is Chief Compliance Officer of the Distributor and Zweig Series Trust; their business address is 900 Third Avenue, New York, New York 10022.

Item 29.          Principal Underwriters

                  (a) Zweig Securities Corp., the Distributor, acts as principal distributor of the Trust's shares and for Zweig Series Trust.

                  (b) The officers and directors of the Distributor who also serve on behalf of the Trust are as follows:

                                        POSITION WITH                        POSITION WITH
                                        THE DISTRIBUTOR                      THE TRUST
                                        -------------------------            ---------------------------------
Eugene J. Glaser                        President and Director               Trustee, Chairman, President and
                                                                             Chief Executive Officer

Barry M. Mandinach                      Executive Vice President             First Vice President

Marc Baltuch                            First Vice President, Chief          Secretary
                                        Compliance Officer, Secretary and
                                        Director

Annemarie Gilly                         First Vice President                 Vice President

Charles I. Leone                        Chief Financial Officer, First Vice  First Vice President and Assistant
                                        President and Assistant Secretary    Secretary

                  The principal business address of all such persons is 900 Third Avenue, New York, New York 10022.

                  (c)      None.

Item 30.          Location of Accounts and Records

                  Euclid Mutual Funds
                  900 Third Avenue
                  New York, New York  10022

                  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts  02266

Item 31.          Management Services

                  The Trust has not entered into any management-related service contracts other than as described in Part A and B of this Registration Statement.

Item 32.          Undertakings

                  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A meets all the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on this 23rd day of November, 1998.

                               Euclid Mutual Funds


                               By:/s/ EUGENE J. GLASER
                               ----------------------------------
                                      Eugene J. Glaser,  Chairman, President,
                                      Chief Executive Officer and Trustee
                                      Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement of the Trust on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                            Title                              Date
---------                                            -----                              ----

/s/ JAMES BALOG*                                     Trustee                            November 23, 1998
--------------------------------------------
James Balog


/s/ CLAIRE B. BENENSON*                              Trustee                            November 23, 1998
--------------------------------------------
Claire B. Benenson


/s/ S. LELAND DILL*                                  Trustee                            November 23, 1998
--------------------------------------------
S. Leland Dill


/s/ EUGENE J. GLASER                                 Chairman, President,               November 23, 1998
--------------------------------------------         Chief Executive Officer
Eugene J. Glaser                                     and Trustee


/s/ DAVID KATZEN*                                    Executive Vice President           November 23, 1998
--------------------------------------------         and Trustee
David Katzen


/s/ DONALD B. ROMANS*                                Trustee                            November 23, 1998
--------------------------------------------
Donald B. Romans


/s/ ALFRED J. RATCLIFFE                              First Vice President,              November 23, 1998
--------------------------------------------         Treasurer, Principal
Alfred J. Ratcliffe                                  Accounting Officer
                                                     and Assistant Secretary

* By Eugene J. Glaser by Power of Attorney

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A meets all the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on this 23rd day of November, 1998.

                               Euclid Mutual Funds


                               By:
                               -------------------------------------------------
                               Eugene J. Glaser,  Chairman, President,
                               Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement of the Trust on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                            Title                              Date
---------                                            -----                              ----

/s/ JAMES BALOG*                                     Trustee                            November 23, 1998
-------------------------------------------
James Balog


/s/ CLAIRE B. BENENSON                               Trustee                            November 23, 1998
-------------------------------------------
Claire B. Benenson


/s/ S. LELAND DILL                                   Trustee                            November 23, 1998
-------------------------------------------
S. Leland Dill

-------------------------------------------          Chairman, President,               November 23, 1998
Eugene J. Glaser                                     Chief Executive Officer
                                                     and Trustee


-------------------------------------------          Executive Vice President           November 23, 1998
David Katzen                                         and Trustee


/s/ DONALD B. ROMANS                                 Trustee                            November 23, 1998
-------------------------------------------
Donald B. Romans


-------------------------------------------          First Vice President,              November 23, 1998
Alfred J. Ratcliffe                                  Treasurer, Principal
                                                     Accounting Officer
                                                     and Assistant Secretary


* By Eugene J. Glaser by Power of Attorney

                                EXHIBIT INDEX TO

                          TO THE REGISTRATION STATEMENT

                                  ON FORM N-1A


                  (1)                       Agreement and Declaration of Trust.*

                  (2)                       By-laws of the Trust.*

                  (3)                       Inapplicable.

                  (4)                       Inapplicable.

                  (5)                       Management   Agreement  between  the
                                            Trust and Euclid Advisors LLC.**

                  (6)                       Distribution Agreements.**

                  (7)                       Inapplicable.

                  (8)                       Custodian Agreement.**

                  (9)                       Transfer Agency Agreement.**

                  (10)                      Opinion of counsel.

                  (11)                      Consent of independent accountants.

                  (12)                      Inapplicable.

                  (13) Subscription Agreement for Shares of the Euclid Market Neutral Fund.**

                  (14)               (a)    Individual Retirement Account.**

                                     (b)    Simple Individual Retirement
                                            Account.**

                                     (c)    401(k) Prototype Plan.**

                                     (d)    403(b)(7) Custodial Account.**

                  (15)                      Rule 12b-1 Distribution Plan.**

                  (16)                      Inapplicable.

                  (17)                      Inapplicable.

                  (18)                      Rule 18f-3 Plan.**

                  (19)                      Powers of Attorney.**

-------------------------
NOTES TO EXHIBIT INDEX
* Previously filed with the Registrant's Registration Statement filed on Form N-1A on February 5, 1998 and incorporated herein by reference.

** Previously filed with the Registrant's Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A on or about April 28, 1998 and incorporated herein by reference.